$45,000,000

                                CREDIT AGREEMENT

                         Dated as of September 30, 1997


                                  by and among


                          EFTC CORPORATION, as Borrower


                                       and


                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF


                                       and


                       BANK ONE, COLORADO, N.A., as Agent





                                   Arranged by
                            Bank One Capital Markets



-----------------------------------------------------------------

October 3, 1997 10:35 am


                                TABLE OF CONTENTS

                                                                                                               Page


Recitals..........................................................................................................1

Agreement.........................................................................................................1

ARTICLE I               DEFINITIONS AND ACCOUNTING TERMS..........................................................1
         SECTION 1.1             Definitions.  ...................................................................1
         SECTION 1.2             Accounting Terms and Determinations.............................................24

ARTICLE II              COMMITMENT; AMOUNTS AND TERMS OF THE ADVANCES AND
                        LETTERS OF CREDIT........................................................................24
         SECTION 2.1             Commitment......................................................................24
                                 (a)     Revolving Loans Commitment..............................................24
                                 (b)     Term Loan Commitment....................................................25
                                 (c)     Swing Loan Commitment...................................................25
         SECTION 2.2             Advances........................................................................26
         SECTION 2.3             Making the Advances.............................................................27
                                 (a)     Request for Advance, Revolving Loans and
                                         Term Loan.  ............................................................27
                                 (b)     Swing Loan Request......................................................27
                                 (c)     Request for Advance Irrevocable.........................................28
                                 (d)     Availability of Funds, Revolving Loans
                                         and Term Loan...........................................................28
                                 (e)     Advances by Agent.......................................................28
         SECTION 2.4             Letters of Credit...............................................................29
                                 (a)     Letter of Credit Commitment.............................................29
                                 (b)     Terms of Letters of Credit and
                                         Applications............................................................29
                                 (c)     Renewals and Extensions.................................................29
                                 (d)     Issued on Business Day..................................................30
                                 (e)     Request for Letter of Credit............................................30
                                 (f)     Participations..........................................................30
                                 (g)     Notice of Draw..........................................................31
                                 (h)     Payment of Draw.........................................................31
                                 (i)     Participation in Draw...................................................31
                                 (j)     Obligations of Banks....................................................32
                                 (k)     Waiver of Liability; Indemnity..........................................33
         SECTION 2.5             Fees............................................................................35
                                 (a)     Commitment Fee..........................................................35
                                 (b)     Letter of Credit Fees...................................................35
                                 (c)     Other Fees..............................................................36
         SECTION 2.6             Reduction of the Revolving Loans
                                 Commitment......................................................................36
         SECTION 2.7             Repayment.......................................................................36
                                 (a)     Voluntary Repayment.....................................................36
                                 (b)     Installment Payments of Term Loan.......................................36
                                 (c)     Mandatory Repayment.....................................................37
                                 (d)     Repayment of Swing Loans................................................38


                                       -i-



                                                                                                               Page


                                 (e)     Application of Repayments...............................................38
         SECTION 2.8             Distribution of Payments by the Agent...........................................38
         SECTION 2.9             Promissory Notes................................................................39
                                 (a)     The Revolving Notes.....................................................39
                                 (b)     Term Notes..............................................................39
                                 (c)     Swing Loan Note.........................................................40
         SECTION 2.10            Pro Rata Treatment..............................................................40
         SECTION 2.11            Interest........................................................................40
                                 (a)     Prime Rate Loans........................................................40
                                 (b)     LIBOR Rate Loans........................................................40
                                 (c)     Default Rate Interest...................................................41
         SECTION 2.12            Yield Protection................................................................41
                                 (a)     Increased Costs.........................................................41
                                 (b)     Additional Interest.....................................................41
                                 (c)     Increased Capital.......................................................42
                                 (d)     Breakage Costs..........................................................42
         SECTION 2.13            Conversion of Loans; Change of Interest
                                 Periods.........................................................................43
         SECTION 2.14            Illegality, Etc.................................................................43
         SECTION 2.15            Payments and Computations.......................................................44
         SECTION 2.16            Effect of Letters of Credit on Revolving
                                 Loans Commitment Utilization....................................................45
         SECTION 2.17            Cash Collateralization of Letters of
                                 Credit..........................................................................45
         SECTION 2.18            Borrowing Base..................................................................45

ARTICLE III             CONDITIONS OF LENDING....................................................................46
         SECTION 3.1             Conditions Precedent to Initial Advance or
                                 Issuance of Initial Letter of Credit............................................46
         SECTION 3.2             Conditions Precedent to All Advances and
                                 Issuance of All Letters of Credit...............................................50

ARTICLE IV              REPRESENTATIONS AND WARRANTIES...........................................................51
         SECTION 4.1             Representations and Warranties of the
                                 Borrower........................................................................51
                                 (a)     Corporate Existence.....................................................51
                                 (b)     Powers, Etc.............................................................51
                                 (c)     Authorization; No Conflict..............................................52
                                 (d)     Approvals...............................................................52
                                 (e)     Enforceability..........................................................52
                                 (f)     Financial Statements....................................................53
                                 (g)     Litigation..............................................................53
                                 (h)     Federal Reserve Regulations.............................................53
                                 (i)     Investment Company Act..................................................54
                                 (j)     ERISA...................................................................54
                                 (k)     Compliance with Laws....................................................55
                                 (l)     Payment of Debts and Taxes..............................................55
                                 (m)     Indebtedness, Guaranties................................................55
                                 (n)     Material Agreements.....................................................56


                                      -ii-



                                                                                                               Page


                                 (o)     Properties, Inventory and Equipment.....................................56
                                 (p)     Financial Condition.....................................................56
                                 (q)     Insurance...............................................................57
                                 (r)     Full Disclosure.........................................................57
                                 (s)     No Default..............................................................58
                                 (t)     Status of Loans as Senior Debt..........................................58
                                 (u)     Swap Obligations........................................................58

ARTICLE V               COVENANTS OF THE BORROWER................................................................58
         SECTION 5.1             Affirmative Covenants...........................................................58
                                 (a)     Use of Proceeds.........................................................58
                                 (b)     Reporting and Notice Requirements.......................................59
                                 (c)     Maintenance of Existence, Etc...........................................61
                                 (d)     Compliance With Laws....................................................61
                                 (e)     Insurance...............................................................61
                                 (f)     Material Agreements.....................................................62
                                 (g)     Obligations and Taxes...................................................62
                                 (h)     Maintaining Records; Access to
                                         Properties and Inspections..............................................62
                                 (i)     Environmental and Safety Matters........................................63
                                 (j)     Deposit Balances........................................................63
                                 (k)     Interest Rate Protection................................................64
                                 (l)     Surveys.................................................................64
                                 (m)     Audit of Accounts Receivable and
                                         Inventory...............................................................64
                                 (n)     Acquisition of Tucson Real Property.....................................65
                                 (o)     AlliedSignal Acquisition Agreements.....................................65
                                 (p)     Greeley Phase I Environmental Assessment................................66
                                 (q)     Further Assurances......................................................66
         SECTION 5.2             Negative Covenants..............................................................66
                                 (a)     Financial Covenants.....................................................66
                                 (b)     Prohibition of Fundamental Changes......................................69
                                 (c)     Limitation on Liens.....................................................69
                                 (d)     Debt....................................................................69
                                 (e)     Guarantees..............................................................70
                                 (f)     Investments, Loans, Advances, etc.......................................70
                                 (g)     Sales of Assets.........................................................71
                                 (h)     Transactions with Affiliates............................................71
                                 (i)     Modification of Certain Documents;
                                         Performance of Material Agreements......................................71
                                 (j)     Dividends...............................................................72
                                 (k)     Accounting..............................................................72
                                 (l) Subordinated Debt...........................................................72
                                 (m) Change of Address; Business Name(s).........................................72

ARTICLE VI              EVENTS OF DEFAULT........................................................................73
         SECTION 6.1             Events of Default...............................................................73
                                 (a)     Payments under the Agreement and the
                                         Notes...................................................................73


                                      -iii-



                                                                                                               Page


                                 (b)     Representations and Warranties..........................................73
                                 (c)     Other Loan Instrument Obligations.......................................73
                                 (d)     Other Debt..............................................................74
                                 (e)     Insolvency..............................................................74
                                 (f)     Judgments...............................................................75
                                 (g)     Termination of Certain Loan
                                         Instruments.............................................................75
                                 (h)     Collateral Liens........................................................75
         SECTION 6.2             Bank's Rights Upon an Event of Default..........................................75

ARTICLE VII             THE AGENT................................................................................76
         SECTION 7.1             Appointment and Powers..........................................................76
         SECTION 7.2             Limitation on Agent's Liability.................................................76
         SECTION 7.3             Defaults........................................................................77
         SECTION 7.4             Rights as a Bank................................................................77
         SECTION 7.5             Indemnification.................................................................77
         SECTION 7.6             Non-Reliance on Agent and Other Banks...........................................78
         SECTION 7.7             Execution and Amendment of Loan
                                 Instruments on Behalf of the Banks..............................................78
         SECTION 7.8             Resignation of the Agent........................................................79

ARTICLE VIII            MISCELLANEOUS............................................................................79
         SECTION 8.1             Amendments; Waivers.............................................................79
         SECTION 8.2             Notices, Etc....................................................................80
         SECTION 8.3             Remedies........................................................................81
         SECTION 8.4             Costs, Expenses and Taxes.......................................................81
         SECTION 8.5             Right of Set-off................................................................82
         SECTION 8.6             Binding Effect..................................................................82
         SECTION 8.7             Indemnity.......................................................................82
         SECTION 8.8             Consent to Exclusive Jurisdiction...............................................83
         SECTION 8.9             Waiver of Jury Trial and Certain Damages........................................83
         SECTION 8.10            Governing Law...................................................................84
         SECTION 8.11            Inconsistent Provisions.........................................................84
         SECTION 8.12            Sharing of Recoveries...........................................................84
         SECTION 8.13            Assignments and Participations..................................................85
                                 (a)     Assignments.............................................................85
                                 (b)     Participations..........................................................86
         SECTION 8.14            Survival of Representations and
                                 Warranties......................................................................87
         SECTION 8.15            Counterparts....................................................................87




                                      -iv-




                                    Schedules

                  Schedule I                Banks

                  Schedule 2.1              Banks; Address; Commitment
                                   Percentages

                  Schedule 4.1(a)   Borrower's and Guarantors' Capital
                                    Structure and Shareholders

                  Schedule 4.1(b)   Borrower's and Guarantors' Business
                                    Names and Jurisdictions where
                                    Qualified to do Business

                  Schedule 4.1(d)   Approvals

                  Schedule 4.1(f)   Financial Disclosures

                  Schedule 4.1(g)   Litigation

                  Schedule 4.1(j)   ERISA Disclosures

                  Schedule 4.1(m)   Indebtedness; Guaranties

                  Schedule 4.1(n)   Material Agreements

                  Schedule 4.1(o)   Real Property; Inventory; Liens

                  Schedule 4.1(q)   Insurance





                                       -v-




                                    Exhibits


                  Exhibit A-1       Form of Revolving Note
                  Exhibit A-2       Form of Term Note
                  Exhibit A-3       Form of Swing Loan Note
                  Exhibit B-1       Form of Request for Advance
                  Exhibit B-2       Form of Request for Letter of Credit
                  Exhibit B-3       Form of Interest Period/Conversion
                                    Notice
                  Exhibit B-4       Form of Borrowing Base Certificate
                  Exhibit B-5       Form of Compliance Certificate
                  Exhibit C                 Form of Guaranty
                  Exhibit D                 Form of Pledge and Security Agreement
                  Exhibit E                 Form of Security Agreement and
                                            Assignment
                  Exhibit F-1       Form of Deed of Trust
                  Exhibit F-2       Form of Collateral Assignment of Leases
                  Exhibit F-3       Landlord's Waiver and Consent
                  Exhibit F-4       Consent to Assignment of Contracts
                  Exhibit G-1       Form of Borrower's Omnibus
                                            Certificate
                  Exhibit G-2       Form of Guarantor's Omnibus Certificate
                  Exhibit H-1       Form of Opinion of Counsel to Borrower
                  Exhibit H-2       Form of Opinion of Counsel to Guarantors
                  Exhibit H-3       Form of Opinion of Local Counsel
                  Exhibit I                 Form of Notice of Assignment


                                      -vi-

                                CREDIT AGREEMENT


                          Dated as of September 30,1997



                  THIS CREDIT AGREEMENT (the "Agreement") is made and entered into as of September 30, 1997 by and between EFTC CORPORATION, a Colorado corporation,(the "Borrower") and the Banks listed on the attached Schedule I, as revised from time to time (collectively the "Banks" and individually the "Bank"); and BANK ONE, COLORADO, N.A.,as letter of credit issuing bank and in its capacity as agent for the Banks hereunder(in such capacity, the "Agent").


                                    Recitals

                  Pursuant and subject to the terms and conditions of this Agreement, the Banks will make available to the Borrower (a) until September 30, 2000, a Senior Secured Revolving Line of Credit in the maximum amount of up to $25,000,000 which shall include the issuance of Bank letters of credit up to $5,000,000 and Swing Loans up to $2,500,000, and (b) until September 30, 2002, a Senior Secured Term Loan of $20,000,000. Payment by the Borrower of the amounts due hereunder will be secured by liens on and security interests in the real and personal property of the Borrower.


                                    Agreement

                  In consideration of the covenants contained herein the Parties hereby agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS


         SECTION 1.1       Definitions.

                           As used in this  Agreement,  the terms  identified in
                  this Section 1.1 shall have the meanings specified below.

                  "Account Receivable" means any account (as such term is defined in the Uniform Commercial Code as adopted in the State of Colorado) or other right to payment for goods sold or services rendered of the Borrower and its Subsidiaries.

                  "Advance" means an advance of funds by the Bank to the Borrower as a Loan pursuant to a Request for Advance as provided in Section 2.2.

                  "Affiliate" means a Person that controls, is controlled by or is under common control with another Person. For purposes hereof, "control" means the practical power to direct the activities of a Person.

                  "Agent" means Bank One, Colorado, N.A., as agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial
Code) of the Banks under the Loan Instruments, and any successor Agent appointed pursuant to Section 7.8.

                  "Agreement" means this Credit Agreement dated as of September , 1997 between the Borrower and the Banks, together with all schedules and exhibits hereto, and all modifications, amendments, supplements, renewals and extensions hereof in the manner provided herein.

                  "Airhub Services " means, Airhub Services Group, LLC, a Kentucky limited liability company, which is a wholly-owned subsidiary of the Borrower and its Affiliates.

                  "AlliedSignal Acquisition" means the purchase of certain assets and assumption of certain liabilities by the Borrower as provided for under the AlliedSignal Acquisition Agreements.

                  "AlliedSignal Acquisition Agreements" means collectively the License Agreement and the Master Agreement Regarding Asset Purchase and Related Transactions by and between AlliedSignal Avionics, Inc., AlliedSignal Inc. and the Borrower dated as of July 15, 1997.

                  "Applicable Law" means,(a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) approvals of Government Authorities and (iii) orders, decisions, judgements and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

                  "Applicable Margin" means such percentage for the Type of Loan as set forth in the following table opposite the applicable ratio of Total Debt to Trailing Four Quarter EBITDA determined as of the fiscal quarter immediately preceding such period:

Greater              Less Than           Revolving            Revolving           Term Loan            Term Loan
Than or                                  Loan                 Loan                LIBOR                Prime +
Equal to                                 LIBOR                Prime +             Base Rate
                                         Base Rate                                +
                                         +
   3.75x                 -                2.750%               1.000%              3.250%               1.500%
   3.25x               3.75x              2.500%               0.625%              3.000%               1.125%
   2.75x               3.25x              2.250%               0.375%              2.750%               0.875%
     -                 2.75x              2.000%                0.00%              2.500%               0.500%


The ratio of Total Debt to Trailing Four Quarter EBITDA shall be computed by the Borrower and such ratio and the Applicable Margin for each Type of Loan will be set forth in the Compliance Certificate furnished under Section 5.1(b)(iv). The Applicable Margin shall be subject to adjustment, if necessary, on a date fifty
(50) days after the end of each fiscal quarter of the Borrower ("Margin Adjustment Date"). Any change in the Applicable Margin shall apply to all Loans outstanding of any Type as of the Margin Adjustment Date. Notwithstanding the foregoing, the Applicable Margin will be equal to:


Revolving                       Term Loan
Loan
LIBOR Base Rate                 LIBOR + 3.25%
+ 2.75%                         or
or                              Prime + 1.50%
Prime + 1.00%

as the case may be, from the Effective Date to fifty (50) days after the fiscal quarter ended September 30, 1997, at which point the Applicable Margin will be as set forth in the Compliance Certificate accompanying the financial statements furnished under Section 5.1(b)(iv) for the fiscal quarter ended September 30, 1997. If the Borrower fails to furnish the Compliance Certificate and the financial statements fifty (50) days after the end of any fiscal quarter, the Applicable Margin shall be for the relevant fiscal quarter

                              Revolving                Term Loan
                                    Loan

                           LIBOR Base Rate           LIBOR + 3.25%
                           + 2.75%                            or
                           or                                 Prime + 1.50%
                           Prime + 1.00%

                  "Arranger" shall mean Bank One Capital Markets, an affiliate of Bank One, Colorado, N.A.

                  "Authorized Signatory" means such Person or Persons as may be designated from time to time in the most recent certificate delivered to the Bank by the Borrower as being authorized to execute and deliver certificates or other documents required or permitted to be executed and delivered to the Bank by the Borrower or other Persons pursuant to this Agreement or any other Loan Instrument, and in any case shall include the President and the Chief Financial Officer of the Borrower.

                  "Bank" and "Banks" means (a) the Agent and any Person listed on the signature pages hereof following the Agent and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to
Section 8.13.

                  "Borrower" means EFTC Corporation, a Colorado corporation.

                  "Borrower's Account" means a demand deposit account maintained by the Borrower with the Agent.

                  "Borrower Loan Instruments" means, the Loan Instruments to which the Borrower is a party.

                  "Borrower's Omnibus Certificate" means a certificate from the Borrower substantially in the form of Exhibit G-1 hereto.

                  "Borrower's Real Property" has the meaning given thereto in Section 4.1(o).

                  "Borrowing Base" shall have the meaning specified in
Section 2.18.

                  "Borrowing Base Certificate" shall mean a certificate to be provided to the Bank by the Borrower from time to time in accordance with
Section 2.18 substantially in the form of Exhibit B-4 hereto.

                  "Braswell Earn-Out Agreement" means the Earnout Agreement dated as of July 9, 1997 by and among EFTC Corporation, Allen S. Braswell, Jr. Revocable Living Trust, Circuit Test International Limited Partnership and the Allen S. Braswell, Sr. Living Trust.

                  "Business Day" means a day of the year other than Saturday or Sunday on which banks are not authorized to close in Denver, Colorado and, if the applicable Business Day relates to any LIBOR Rate Loans, on which dealings are carried on in the London interbank market.

                  "Capital Expenditures" means amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the acquisition, purchase or lease by such Borrower or any of its Subsidiaries of capital assets that would be required to be capitalized (including the applicable amount in respect of capitalized interest) and which amounts would be shown as such capital expenditures on the consolidated statement of cash flow of such Person in accordance with GAAP, provided, however, Capital Expenditures shall not include (i) amounts paid with insurance proceeds or the proceeds of a condemnation award within twelve (12) months after receipt by the Borrower or its Subsidiaries, as the case may be, in connection with the purchase of capital assets to replace the capital assets destroyed in the casualty loss giving rise to such insurance proceeds or taken in the condemnation proceeding giving rise to such condemnation proceeds, as the case may be, and (ii) amounts expended in connection with the acquisition of the Drexel Road Property in accordance with
Section 5.1(n).

                  "Circuit   Test"  means,   Circuit   Test,   Inc.,  a  Florida
corporation, that is a wholly-owned subsidiary of the Borrower.

                  "Circuit Test Acquisition" means the acquisition by the Borrower of the Persons identified in the Circuit Test Acquisition Agreement.

                  "Circuit Test Acquisition Agreement" means the Limited Liability Company Unit Purchase Agreement among the Borrower,
CTLLC Acquisition Corp., Circuit Test International, L.C., Airhub
Services Group, L.C., and the Members of Airhub Services Group,
L.C. and Circuit Test International, L.C. dated as of July 9,
1997.

                  "Circuit Test International" means Circuit Test International, L.C., a Florida limited liability company, that is wholly-owned by the Borrower and its Affiliates.

                  "CMLTD" means, with respect to the Borrower or any Guarantor, all principal amounts due and payable by the Borrower or such Guarantor during the then-current month and during the following eleven months with respect to Debt of such Person other than accounts payable, accrued expenses and income taxes payable.

                  "Code" means the Internal Revenue Code of 1986, as amended, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of applicable law.

                  "Collateral" shall mean all rights and interests of the Borrower and of the Guarantors which are subject to the Collateral Documents.

                  "Collateral Documents" means the Deeds of Trust, the Security Agreements, the Guaranties, the Landlord Consent and
Waiver, the Collateral Assignments of Leases, and the Pledge
Agreement.

                  "Commitment" means, with respect to each Bank, such Bank's obligation to make Loans pursuant to the Revolving Loan Commitment and Term Loan Commitment.

                  "Commitment Fee" has the meaning specified in
Section 2.5(a) hereof.

                  "Compliance Certificate" means, a certificate substantially in the form of Exhibit B-5.

                  "Fixed Charges" means, as of any date of determination, the following, determined with respect to the immediately preceding four fiscal quarters of the Borrower and the Guarantors for which financial statements have been delivered pursuant to Section 5.1, the sum of (a) CMLTD and (b) Interest Expense for such period. There shall be included in the computation of Fixed Charges for any period the pro-forma effect for such period of the financial results of Current Electronics and Circuit Test for such period to the extent that such financial results were included in the computation of EBITDA.

                  "Convert", "Conversion" and "Converted" each refers to a conversion of a Loan of one Type into a Loan of another Type pursuant to Section
2.13 or 2.14.

                  "CTLLC Acquisition" means, CTLLC Acquisition Corp., a Florida corporation, that is a wholly-owned subsidiary of the Borrower.

                  "Current Electronics" means, Current Electronics, Inc., an Oregon corporation, that is a wholly-owned subsidiary of the Borrower.

                  "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii)  obligations  to pay the deferred  purchase price of property or services,
(iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

                  "Deed of Trust" and "Deeds of Trust" mean, respec tively, any mortgage, deed of trust or other collateral security document pertaining to non-leasehold interests in real property executed by the Borrower or any Guarantor from time to time in favor of the Agent (on behalf of the Banks)supporting or securing any of the Obligations, including the Deeds of Trust substantially in the form of Exhibit F-1 hereto from the Borrower and certain of the Guarantors, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein.

                  "Default" means any event or state of affairs that, with the giving of notice or the passage of time (or both) would constitute an Event of Default.

                  "Default Rate" means an interest rate per annum equal to three percent (3%) above the Prime Rate in effect with respect to Loans at the time of occurrence of any Event of Default.

                  "Disposition" means any sale, assignment, transfer or other disposition (including a ground lease or other long term obligation which under GAAP is the equivalent of a sale of such asset) or any asset (whether now owned or hereafter acquired) of any Person, other than inventory in the ordinary course of business.

                  "Dollars", "dollars" and "$" means lawful money of the United States of America.

                  "Draw" shall mean any payment by the Issuing Bank to a beneficiary of a Letter of Credit pursuant to the terms of a Letter of Credit.

                  "EBITDA" means, with respect to the Borrower on a consolidated basis, in a twelve-month period, an amount equal to earnings (determined in accordance with GAAP)before deduction of interest expenses, taxes, depreciation expenses and amortization, provided, however that for purposes of calculating the financial covenants in Section 5.2 during the twelve (12) month period following the Effective Date, EBITDA shall be calculated by also taking into account during the relevant period, without duplication,(x) the results of operations of Circuit Test and Current Electronics determined in accordance with the financial statements of Circuit Test and Current Electronics as provided to the Agent,(y) the amount imputed to the Allied Signal Acquisition described on the Compliance Certificate to be furnished under Section 5.1(b)(iv) , and (z) the results of operations of any other acquired Person as determined in accordance with the financial statements of any such Person for such period as provided to the Agent. Operations of such acquired Person shall be treated as if it had been a Subsidiary of the Borrower for the preceding four fiscal quarters.

                  "Effective Date" means September 30, 1997.

                  "Eligible Account Receivable" means all Accounts Receivable of the Borrower and its Subsidiaries which are subject to a first and prior Lien in favor of the Agent on behalf of the Banks pursuant to the Collateral Documents (reduced by the amount of any refund, rebate, allowance, discount or other concession to the account debtor in connection therewith) except for the following:

                  (i) Accounts Receivable with respect to which the account debtor is an Affiliate of the Borrower or any Guarantor, or a director, officer, employee or agent of the Borrower or any Guarantor;

                  (ii) Accounts Receivable with respect to which goods are placed on consignment, guaranteed sale, "sale or return" or other terms by reason of which the payment of the account debtor may be conditional;

                  (iii) Accounts Receivable which are subject to dispute, counterclaim or set off;

                  (iv) Accounts Receivable with respect to which the goods have not been shipped or the services rendered to the account debtor;

                  (v) Accounts Receivable from account debtors whose financial condition or creditworthiness of such account debtor is unacceptable under the credit policy of the Borrower, which credit policy shall be consistent with prudent industry practice;

                  (vi) Accounts Receivable which are not due and payable within 60 days after their invoice date;

                  (vii) Accounts Receivable which are more than 60 days past their due date;

                  (viii) That portion of Accounts Receivable owed by a single account debtor that exceeds (a) fifty percent (50%) of total Eligible Accounts Receivable for an account debtor rated BBB-by Standard & Poor's and Baa3 by Moody's Investor Services, Inc., or higher ("Investment Grade Accounts Receivable") and
                  (b) twenty five percent (25%) for non-Investment Grade Accounts Receivable.;

                  (ix) Accounts Receivable owing from a single account debtor if twenty-five percent (25%) of its Accounts

                  Receivable with the Borrower and all Guarantors is more than 60 days past due;

                  (x) Accounts Receivable from account debtors which do not maintain their principal place of business in the United States, unless they are supported by an irrevocable letter of credit from a banking institution in the United States acceptable to the Agent in its sole discretion;

                  (xi) Accounts Receivable from an account debtor which has filed, or which has had filed against it, and is pending, a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency or debtor-relief statute; or which has had appointed, and continues to be appointed, a trustee, custodian or receiver for the assets of such account debtor; or which has made, and is pending, an assignment for the benefit of creditors or has become, and remains, insolvent or has failed, and continues to fail, generally to pay its debts (including its employee payroll) as such debts become due;

                  (xii) Accounts Receivable with respect to which the account debtor is the United States, or any department or agency thereof (other than such Accounts Receivable in which the Banks have been granted an enforceable assignment in compliance with the provisions of 41 U.S.C. Section 15); and

                  (xiii) Accounts Receivable which are not subject to a Lien in favor of the Agent, or which are subject to a Lien in favor of a Person other than the Agent, whether or not such Lien is junior to the Lien of the Agent other than Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and with due diligence and with respect to which adequate reserves, determined in the reasonable discretion of the Agent, have been established and Liens which do not materially and adversely affect the Banks' rights and interests in such Accounts Receivable, the Collateral, or the collectibility of the Accounts Receivable.

                  "Eligible Inventory" means Inventory of the Borrower and its Subsidiaries subject to a first and prior Lien in favor of the Agent on behalf of the Banks pursuant to the Collateral Documents, except for the following:

                  (i) any portion of Inventory consisting of work-in-process that is not subject to an enforceable purchase order or purchase agreement;

                  (ii) Inventory which is not subject to a Lien in favor of the Bank or which is subject to a Lien in favor of a Person other than the Banks, whether or not such Lien is junior to the Lien of the Banks other than Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and with due diligence and with respect to which adequate reserves, determined in the reasonable discretion of the Agent, have been established and Liens which do not materially and adversely affect the Banks' rights and interests in such Inventory or the Collateral;

                  (iii) Finished goods that do not meet the specifications of the purchase order for such goods;

                  (iv) Inventory situated at a premises leased by the Borrower or a Subsidiary located in Ft. Lauderdale, Florida, or Oregon for which there is no valid landlord waiver, mortgagees waiver or warehouseman's or bailee's agreement, if appropriate, in form and substance acceptable to the Agent in its sole discretion except that such waivers for Inventory located on leased premises in all other locations must be provided within thirty (30) days after the Effective Date or they will be excluded;

                  (v) Inventory produced in violation of the Fair Labor Standards Act and in particular the provisions of that statute contained in 29 U.S.C. ss.215(a)(i);

                  (vi) Inventory which is deemed to be obsolete, unsaleable, damaged and unfit for further processing in accordance with GAAP, provided that, if the Agent reasonably disagrees with the valuation of such inventory it may, once annually, at Borrower's expense, require a collateral audit to establish the value of such; and

                  (vii)        Inventory which is not located in the United
                  States.

                  "Environmental Claim" means: (a) any responsibility, liability or unlawful act or omission under any Environmental Law (whether alleged or otherwise); (b) any tortious act or omission or breach of contract pertaining to any Environmental Substance (whether alleged or otherwise); or (c) any other violation or claim under any Environmental Law or in respect of any Hazardous Materials (whether alleged or otherwise).

                  "Environmental and Safety Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, codes and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and common law concerning public health or safety, worker health or safety or pollution of protection of the environment, including without limitation those relating to any emissions, discharges or releases of Hazardous Materials to ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, control, clean-up or handling of Hazardous Materials.

                  "Equipment" means the Borrower's equipment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of applicable law.

                  "ERISA Affiliate" and "ERISA Affiliates" shall mean, respectively, any one or more of any trade, business, person or persons that together with the Borrower would be deemed to be a single employer within the meaning of Section 4001(b)(1) of ERISA.

                  "ERISA Effect" means any material and adverse effect on (a) any Plan, (b) the assets and properties of any Plan or (c) any funding or other liability of any one or more of the Borrower or any ERISA Affiliate in respect of any Plan (individually or in the aggregate).

                  "ERISA Event" means any (a) "accumulated funding deficiency" (whether or not waived), "prohibited transaction," "reportable event" (other than any event for which the 30-day notice requirement has been waived by regulation), "disqualification," "partial withdrawal," involuntary "partial termination" or "termination," "insolvency," "reorganization" or the imposition of any "penalty" or "withdrawal liability" in respect of any Plan under (and as such words and phrases are defined in" ERISA or the Code, as applicable), (b) any other violation of ERISA, the Code or any other applicable law in respect of any Plan (whether asserted or otherwise), (c) supplement or amendment to or modification or restatement of any Plan that could have or has had an ERISA Effect, or (d) imposition, increase or other adverse change in any funding obligation or other liability of any one or more of the Borrower or any ERISA Affiliate in respect of any Plan or to the Pension Benefit Guaranty Corporation (individually or in the aggregate).

                  "Event of Default" shall have the meaning  assigned thereto in
Section 6.1 hereof.

                  "Excess Cash Flow" means, for any fiscal period, the excess of
(a) EBITDA over (b) the sum of (i) Consolidated Fixed Charges for such period,(ii) Capital Expenditures actually made during such period, (iii) cash taxes for such period, and (iv) optional prepayments of principal of the Term Loan made during such period.

                  "Existing Debt" means any Debt outstanding on the Effective Date to the extent set forth on Schedule 4.1(m).

                  "Existing Loan Agreement" means the Business Loan Agreement, dated as of February 24, 1997, between the Borrower and Bank One, Colorado, N.A.

                  "Existing Loan Instruments" means the Existing Loan Agreement, and all notes, security agreements, deeds of trust, mortgages and other collateral security documents, all financing statements relating thereto, and all other instruments executed by the Borrower in connection with the Existing Loan Agreement.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

                  "Fees" means the Commitment Fee and the Letter of Credit Fees.

                  "GAAP" means generally accepted accounting principals applied in the United States and practices which are recognized as such by the American Institute of Certified Public Accountants or successor organization.

                  "Governmental  Authorities" means any federal,  state, county,
municipal,   local  or  foreign  court  or   governmental   agency,   authority,
instrumentality or regulatory body.

                  "Guarantee" and "Guarantees" mean a guarantee, endorsement, contingent agreement to purchase or furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, any indebtedness (including Debt) or other obligations of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or other equity interests in any Person, or an agreement to purchase, sell or lease (as lessee or lessor) real or personal property or services primarily for the purpose of enabling a debtor to make payment of its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to issue a letter of credit for the benefit of another Person.

                  "Guarantor" and "Guarantors" means, respectively, any one or more of Current, Circuit Test, Airhub Services, Circuit
Test International and CTLLC Acquisition.

                  "Guarantor Omnibus Certificate" means a certificate to be provided to the Bank by each of the Guarantors, each substantially in the form of Exhibit G-2 hereto.

                  "Guaranty" and "Guaranties" means, the Guaranty from each of the Guarantors to the Bank substantially in the form of Exhibit C-1 hereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein.

                  "Hazardous Materials" means, collectively, any polychlorinated biphenyls, petroleum or petroleum derived substance, friable asbestos, and any toxic or otherwise hazardous waste, material or substance, including, without limitation, all substances with respect to which liability or standards of conduct may be imposed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, the Resource Conservation and Recovery Act of 1976, as amended from time to time, or any other Environmental and Safety Law.

                  "Interest Expense" means, with respect to the Borrower, for any fiscal year, the interest payable by the Borrower during such fiscal year in cash. Expressly excluded from the definition of "Cash Interest Expense" is any interest expense imputed to the Borrower by the Borrower's independent accountants for GAAP accounting purposes, for purposes of federal or state taxation, or for any other purposes.

                  "Interest Period" means, for each LIBOR Rate Loan, the period commencing on the date of the Advance thereof or the date of the Conversion of any Prime Rate Loan into such a LIBOR Rate Loan and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 3 or 6 months as the Borrower may, upon notice received by the Bank not later than 10:00 a.m. (Denver, Colorado time) on the third

Business Day prior to the first day of such Interest Period, select; provided, however, that:

                  (i) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                  (ii) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Prime Rate Loans or LIBOR Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment; and

                  (iii) no Interest Period for any Term Loan shall extend beyond September 30, 2002 and no Interest Period for any Revolving Loan shall extend beyond September 30, 2000.

                  "Interest Period/Conversion Notice" means a notice from the Borrower to the Bank substantially in the form of Exhibit B-3 concerning Conversions of Types of Advances, or concerning Interest Period elections.

                  "Interest Rate Protection Agreement" means any interest rate protection agreement, future, option swap, cap or collar agreement or other arrangement designed to fix interest rates or other wise hedge against fluctuations in interest rates.

                  "Inventory" means all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description of the Borrower, and of the Guarantors, and goods held for sale or lease or furnished under contracts of service in which the Borrower or any Guarantor now has or hereafter acquires any right, whether held by the Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of the Borrower's or any Guarantor's custody or possession.

                  "Issuing Bank" means Bank One, Colorado, N.A. in its capacity as issuer of one or more Letters of Credit hereunder

                  "Landlord Waiver and Consent" means the Landlord Waiver and Consent pertaining to the lessor's interest the leasehold estates held by the Borrower or its Subsidiaries in the of form of Exhibit F-2 hereto.

                  "Letter of Credit" and "Letters of Credit" means one or more letters of credit issued by the Bank for the account of the Borrower as provided in Section 2.4 hereto.

                  "Letter of Credit Fees" shall have the meaning specified in Section 2.5(b).

                  "Letter of Credit Rate" means, the percentage set forth below in the following table opposite the applicable ratio of Total Debt to Trailing Four Quarter EBITDA determined as of the fiscal quarter immediately preceding such period:


       Greater Than or                   Less Than                     Letter of
           Equal to                                                  Credit Rate
            3.75x                            -                           2.750%
            3.25x                          3.75x                         2.500%
            2.75x                          3.25x                         2.250%
              -                            2.75x                         2.000%

The ratio of Total Debt to Trailing Four Quarter EBITDA shall be computed by the Borrower and such ratio and the Letter of Credit Rate for the fiscal quarter will be set forth in the Compliance Certificate furnished under Section 5.1(b)(iv). The Letter of Credit Rate shall be subject to adjustment, if necessary, on a date fifty (50) days after the end of each fiscal quarter of the Borrower. Notwithstanding the foregoing, the Letter of Credit Rate will be 2.75% from the Effective Date to fifty (50) days after the fiscal quarter ended September 30, 1997, at which point the Letter of Credit Rate will be as set forth in the Compliance Certificate accompanying the financial statements furnished under Section 5.1(b)(iv) for the fiscal quarter ended September 30, 1997.

                  "Letter of Credit Sublimit" means $5,000,000.

                  "LIBOR Base Rate" means, for any Interest Period for any LIBOR Rate Loan, the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each Interest Period as shown on the display designated as "British Bankers Assoc, Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate. Provided, however, that if such offered rate is not available on Telerate then such offered rate shall be calculated by the Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

                  "LIBOR Rate" means, for any LIBOR Rate Loan for any Interest Period therefor, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the nearest 1/100,000 of 1%) determined by the Agent to be equal to the sum of (a) the LIBOR Base Rate for such Advance for such Interest Period, plus (b) the Applicable Margin. The LIBOR Base Rate shall be adjusted automatically as to all LIBOR Rate Loans outstanding as of the effective date of any change in the Reserve Requirement.

                  "LIBOR Rate Loan" means a Loan which bears interest as provided in Section 2.11(b).

                  "Lien" means any mortgage, deed of trust, lien, chattel mortgage, conditional sale contract, pledge, charge, security interest or encumbrance of any kind whatsoever.

                  "Loan" and "Loans" means, respectively, all funds Advanced by the Banks to the Borrower pursuant to Requests for Advance submitted by the Borrower to the Agent, all Swing Loans, all Draws under Letters of Credit, and all other amounts paid or otherwise advanced by the Issuing Bank on behalf of the Borrower pursuant hereto or pursuant to any other Loan Instrument, which Loans will be evidenced by the Notes.

                  "Loan Instrument" and "Loan Instruments" means, respectively, any one or more of this Agreement, the Notes, the Requests for Advance, the Requests for Letter of Credit, the Letters of Credit, the Guaranties, the Collateral Documents, and the various other deeds of trust, mortgages, assignments, instruments and other documents creating or evidencing the Banks' interest in any collateral securing or intended to secure anyone's obligations under any of the foregoing, and all waivers, consents, agreements, representations and warranties, reports, statements, certificates, schedules and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Agent (whether prior to, on or from time to time after the Effective Date), as each may be supplemented, modified, amended or restated from time to time in the manner provided therein.

                  "Material Adverse Effect" means any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, operations, properties or condition, financial or otherwise, of the Borrower and its wholly owned Subsidiaries, taken as a whole, (b) the ability of the Borrower to make payment as and when due of all or any part of the Obligations, or (c) the Collateral.

                  "Material Agreements" means all agreements of the Borrower which are included in the Collateral, and all other agreements and contracts (written or oral, now existing or hereafter entered into) to which the Borrower is a party, or by which the Borrower, or the Collateral is bound, the nonperformance of which by the Borrower, or by the Borrower's counter parties thereto would have a Material Adverse Effect on the Borrower which Material Agreements in effect on the date hereof are identified in Schedule 4.1(n) hereto.

                  "Maturity Date" means, (a) with respect to the Revolving Loans, the first to occur of (i) the Revolving Loans Scheduled Maturity Date and
(ii) the date on which the due date of the Loans has been accelerated and payment demanded by the Bank by reason of an Event of Default pursuant to
Article VI; and (b) with respect to the Term Loans, the first to occur of (iii) the Term Loans Scheduled Maturity Date and (iv) the date on which the due date of the Loans has been accelerated and payment demanded by the Agent by reason of an Event of Default pursuant to Article VI.

                  "Maximum Revolving Credit Amount" means the lesser of (y) $25,000,000 and (z) the Borrowing Base in effect from time to time, as such $25,000,000 may be reduced by the Borrower pursuant to Section 2.6.

                  "Monfort Subordinated Notes" means the promissory note or promissory notes issued by the Borrower to Richard L. Monfort in the aggregate face amount of $15,000,000 due December 31, 2002 that are subordinated to the Revolving Loans, Term Loans and Swing Line Loans on terms and conditions satisfactory to the Agent.

                  "Multiemployer Plan" of any Person shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by such Person or any ERISA Affiliate of such Person and which is covered by Title IV of ERISA.

                  "Net Income" means, for any computation period, with respect to the Borrower on a consolidated basis, cumulative net income earned during such period as determined in accordance with GAAP.

                  "Net Proceeds" means the proceeds received by the Borrower in cash from the sale, lease, assignment or other disposition of any asset or property (other than sales of assets in the ordinary course of business, which, for purposes of this definition, shall not include any disposition of assets in which the total consideration received or receivable is in excess of $500,000), net of (a) reasonable and customary fees, costs, commissions and expenses, including attorneys' fees, incurred in connection with such sale, lease, assignment or other disposition and payable by or on behalf of the seller or the transferor of the assets to which sale or disposition relates, and (b) the amount of all foreign, Federal, state and local taxes payable as a direct consequence of such sale, lease, assignment or other disposition. For this purpose, all proceeds of insurance paid on account of the loss of or damage to any such asset or property, or group of assets or properties, and awards of compensation for any such asset or property, or group of properties, taken by condemnation or eminent domain shall be deemed to be Net Proceeds (provided that, in the case of proceeds from insurance paid with respect to any loss or damage to any asset, such proceeds, or any portion thereof, shall not constitute Net Proceeds if the Agent has received notice from the Borrower of its intention to use such proceeds or portion thereof at the time of such loss or damage, and such proceeds or portion thereof are in fact so used within six months after the occurrence of such loss or damage to repair, restore or replace such assets). With respect to the issuance or sale of equity securities, Net Proceeds means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' fees, discounts and commissions and other expenses actually incurred in connection with such sale or issuance. Net Proceeds do not include the proceeds from the exercise of (A) warrants issued to Richard L. Monfort in connection with the Monfort Subordinated Notes and (B) stock options issued pursuant to an employee stock option plan described in the Borrower's proxy statements.

                  "Net Worth" means the net worth of a Person, determined in accordance with GAAP.

                  "Notes" means, collectively, the Revolving Notes, the Term Notes and the Swing Loan Notes.

                  "Obligations" means the obligations of the Borrower to repay the balance of the Loans outstanding hereunder, together with accrued and unpaid interest thereon, fees payable hereunder, and all other amounts payable or obligations to be performed by the Borrower hereunder or under any other Loan Instrument or under any Permitted Swap Obligations for which the counterparty is a Bank.

                  "Permitted Lien" means:

                  (a) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and with due diligence and with respect to which adequate reserves have been established;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business not yet delinquent or which are being contested in good faith and with due diligence and with respect to which adequate reserves have been established;

                  (c) Liens (other than Liens imposed by ERISA) consisting of pledges or deposits under workers' compensation, unemployment insurance and other social security legislation;

                  (d) easements, rights-of-way, zoning restrictions and other similar encumbrances of record on real property incurred in the ordinary course of business which, in the aggregate, are not material in dollar amount, and which do not in any case interfere with the ordinary conduct of the business of the Borrower or any Guarantor;

                  (e)      Liens existing on the date hereof and disclosed in
                  Schedule 4.1(p) hereto;

                  (f) purchase money security interests securing payment by the Borrower or any Guarantor of a portion of the purchase price of any asset, provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the aggregate principal outstanding of such purchase money security interest Liens shall not at any one time exceed $2,500,000;

                  (g) Liens, deposits or pledges to secure the non-delinquent performance of bids, tenders, contracts(other than contracts for the payment of money), leases (permitted under this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business; or

                  (h) any attachment or judgment Lien either in existence less than 30 calendar days after the entry thereof, or with respect to which execution has been stayed, or with respect to which payment in full above any deductible is covered by insurance,

                  "Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under Swap Contracts with one or more creditworthy parties as the swap counterparty, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person and not for the purpose of speculation. For the purposes of this definition, the term "creditworthy party" means any Bank, any Affiliate of any Bank or any third party having a credit rating from Standard & Poor's and Moodys Investor's Services, Inc. not less than that of the Bank with the lowest credit rating. All Swap Contracts with counterparties who are not Banks will be unsecured.

                  "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, limited liability partnership, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" of a Person shall mean an employee benefit or other plan established or maintained by such Person or any ERISA Affiliate of such Person and which is covered by Title IV of ERISA, other than a Multiemployer Plan of such Person.

                  "Pledge Agreement" means the Pledge and Security Agreement of the Borrower pertaining to its interests and its other personal property substantially in the form of Exhibit D hereto.

                  "Prime Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time as announced publicly by the Agent in Denver, Colorado, from time to time, as the Agent's prime rate. Such rate will not necessarily be the lowest interest rate charged by the Agent for loans to its customers. The Prime Rate shall change on each day on which the Agent announces a change in such Prime Rate.

                  "Prime Rate Loan" means an Advance or a Draw which bears interest as provided in Section 2.11(a).

                  "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

                  "Real Property" shall mean Borrower's Real Property.

                  "Record" means the grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

                  "Regulations D, G, T, U and X" mean, respectively, Regulations D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means, with respect to the Banks, any change enacted or adopted after the date of this Agreement in United States federal or state law or regulations or any foreign law or regulations
(including, without limitation, Regulation D) or the adoption or publication after the date of this Agreement of any interpretations, directives or requests (whether or not having the force of law) applying to a class of banks, including the Banks, by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Request for Advance" means a written request by the Borrower to the Agent for an Advance of funds as a Loan hereunder, which written request will be in the form of Exhibit B-1 hereto.

                  "Request for Letter of Credit" means a written request by the Borrower for the issuance of a Letter of Credit for the account of the Borrower hereunder, which written request will be in the form of Exhibit B-2 hereto.

                  "Required Banks" means, at any particular time, those Banks having 66 2/3% of the Loans or, if there are no Loans outstanding, at least 66 2/3% of the Commitments.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), ordinance, treaty, code, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its assets to which the Person or any of assets is subject.

                  "Reserve Requirement" means, for any Interest Period for any LIBOR Rate Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Base Rate is to be determined as provided in the definition of "LIBOR Base Rate" in this Section 1.1, or (ii) any category of extensions of credit or other assets which includes LIBOR Rate Loans.

                  "Revolving Loans" means all Advances of funds by the Banks to the Borrower pursuant to the Revolving Loans Commitment, and all Draws under Letters of Credit, which Loans will be evidenced by the Revolving Note.

                  "Revolving Loans Commitment" means the commitment of the Banks to Advance Revolving Loans and Swing Loans to the Borrower or to issue Letters of Credit for the account of the Borrower from time to time in the aggregate amount of $25,000,000.00 as provided in Section 2.1.

                  "Revolving Loans Scheduled Maturity Date" means
September 30, 2000.

                  "Revolving Note" means the promissory notes in the aggregate principal amount of $25,000,000, made by the Borrower and payable to the order of the Banks, substantially in the form of Exhibit A-1 hereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

                  "Revolving Note Record" means a Record with respect to a Revolving Note.

                  "Secured Party" has the meaning ascribed to such term in the Security Agreements, Pledge Agreements and the Deeds of Trust.

                  "Security Agreement" means a Security Agreement and Assignment from certain Guarantors substantially in the form of Exhibit E hereto.

                  "Security Interest" means the Liens created, or purported to be created, by the Loan Instruments.

                  "Senior Debt" means the Loans.

                  "Subordinated Debt" means (i) the Monfort Subordinated Notes and (ii) any other Debt of the Borrower that is subordinated on terms and conditions, and that is subject to other terms and conditions, satisfactory in form and substance to the Required Banks.

                  "Subsidiary" or "Subsidiaries" of a Person means, any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interest

(in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refers to a Subsidiary of the Borrower.

                  "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency option or any other, similar transaction ( including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                  "Swing Loan" means an amount advanced by the Swing Loan Lender pursuant to Section 2.2 hereof.

                  "Swing Loan Commitment" means the commitment of the Swing Loan Lender to Advance Swing Loans to the Borrower from time to time as provided in
Section 2.1.

                  "Swing Loan Lender" means Bank One, Colorado, N.A.

                  "Swing Loan Note" means any promissory note in the form of Exhibit A-3.

                  "Term Loan" means the Advance of funds by the Banks to the Borrower pursuant to the Term Loan Commitment, which Loans will be evidenced by the Term Notes.

                  "Term Loan Commitment" means the commitment of each Bank to Advance the Term Loan to the Borrower in a single Advance, as provided in
Section 2.1.

                  "Term Note" means the promissory notes in the aggregate principal amount of $20,000,000 evidencing the Term Loan, made by the Borrower and payable to the order of the Banks, substantially in the form of Exhibit A-2 hereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

                  "Term Loan Record" means a Record with respect to a Term Loan.

                  "Term Loan Scheduled Maturity Date" means September 30,
2002.

                  "Total Debt" means, at any time, the Debt of the
Borrower and Subsidiaries on a consolidated basis for the
purposes  of  calculating  the  financial   covenants  in  Section  5.2(a),  the
Applicable Margin and the Letter of Credit Rate at such time.

                  "Trailing Four Quarter EBITDA" means, with respect to the Borrower, the EBITDA for the immediately preceding four fiscal quarters of the Borrower.

                  "Type" means a type of Advance, being a Prime Rate Loan or a LIBOR Rate Loan, as the case may be.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of Colorado.


         SECTION 1.2                Accounting Terms and Determinations.  Except
                                    -----------------------------------
as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, all calculations for purposes of determining compliance with the terms of this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent hereunder shall be prepared in accordance with GAAP applied for all periods to the extent practicable on a basis consistent with that used in the preparation of the financial statements identified in Section 4.1(f), so as to fairly present the
              --------------
financial condition and results of operations of the applicable
Person.


                                   ARTICLE II

                COMMITMENT; AMOUNTS AND TERMS OF THE ADVANCES AND
                                LETTERS OF CREDIT

         SECTION 2.1 Commitment. Each Bank severally agrees, on the terms and subject to the conditions contained in this Agreement and the Loan Instruments, to make Loans to the Borrower for the account of the Borrower in accordance with the provisions of this Section 2.1.

                  (a) Revolving Loans Commitment. Pursuant to the Revolving Loans Commitment, from the Effective Date until the first to occur of the Revolving Loans Scheduled Maturity Date and the Maturity Date, each Bank severally agrees to Advance funds to the Borrower as Revolving Loans and issue for the account of the Borrower Letters of Credit up to the maximum face amount of the Letter of Credit Sublimit, provided, however, that at no time shall the Banks be required to Advance Revolving Loans to the Borrower or to issue Letters of Credit for the account of the Borrower if, after such Advance or issuance of such Letter of Credit the sum of the principal amount of Revolving Loans outstanding plus the face amount of Letters of Credit outstanding is in excess of the Maximum Revolving Credit Amount; and provided further, that no Bank shall be required to Advance Revolving Loans and participate in Letters of Credit in an aggregate amount exceeding the Bank's Revolving Loan Commitment as described on Schedule 2.1. All Draws honored by the Banks shall constitute Revolving Loans. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow funds Advanced to the Borrower as Revolving Loans.

                  (b) Term Loan Commitment. Pursuant to the Term Loan Commitment, each Bank severally agrees to Advance, on the Effective Date, a Term Loan to the Borrower, in a single Advance, in a principal amount not exceeding the Bank's Term Loan Commitment as described on Schedule
                  2.1.

                  (c)      Swing Loan Commitment.

                  (i) Pursuant to the Swing Loan Commitment and subject to the terms and conditions of this Agreement, the Swing Loan Lender agrees to make, from time to time from the Effective Date to the first to occur of the Revolving Loans Scheduled Maturity Date or the Maturity Date, one or more Swing Loans to the Borrower in an aggregate unpaid principal amount not to exceed the lesser of (a) the Revolving Loans Commitment at such time minus the sum of the aggregate unpaid principal amount of all Revolving Loans and Swing Loans outstanding at such time and the aggregate amount of the Letters of Credit outstanding at such time and (b) $2,500,000.

                  (ii) Upon demand made to all of the Banks by the Swing Loan Lender, which demand may be made before or after an Event of Default, each Bank (other than the Swing Loan Lender) shall irrevocably and unconditionally purchase from the Swing Loan Lender, without recourse or warranty, an undivided interest and participation in the Swing Loans then outstanding, by paying to the Swing Loan Lender, without reduction or deduction of any kind, including but not limited to reductions or deductions for set-off, recoupment or counterclaim, in Dollars immediately available to the Swing Loan Lender, an amount equal to such Bank's Pro Rata Share of the principal amount of all Swing Loans then outstanding, and thereafter, except as otherwise provided in the second succeeding sentence, the Banks' respective interests in such Swing Loans, and the remaining interest of the Swing Loan Lender in such Swing Loans, shall in all respects be treated as Revolving Loans under this Agreement, but such Swing Loans shall continue to be evidenced by the Swing Note, and shall continue to be due and payable by the Borrower in accordance with Section 2.7(d). If any Bank does not pay any amount which it is required to pay forthwith upon the Swing Loan Lender's demand therefor, the Swing Loan Lender shall be entitled to recover such amount on demand from such Bank, together with interest thereon, at the Federal Funds Rate for the first three Business Days, and thereafter at the Prime Rate, for each day from the date of such demand, if made prior to 2:00 p.m. (Denver, Colorado time) on any Business Day, and if made thereafter on any Business Day, or made on any day that is not a Business Day, from the next Business Day following the date of such demand, until the date such amount is paid to the Swing Loan Lender by such Bank. If such Bank does not pay such amount forthwith upon the Swing Loan Lender's demand therefor, and until such time as such Bank makes the required payment, the Swing Loan Lender's remaining interest in the applicable Swing Loan shall continue to include the amount of such unpaid participation obligation.

         SECTION 2.2                Advances.

                  (a) The Banks agree, on the terms and conditions set forth herein, (a) to make Advances to the Borrower of Revolving Loans (as LIBOR Rate Loans or as Prime Rate Loans) from time to time on any Business Day from and after the Effective Date through the first to occur of the Revolving Loans Scheduled Maturity Date and the Maturity Date, (b) to make an Advance to the Borrower of the Term Loan (as a LIBOR Rate Loan or a Prime Rate Loan) in a single Advance on the Effective Date and each LIBOR Rate Loan shall be in an amount not less than $1,000,000 or in integral multiples of $250,000 in excess thereof, and each Prime Rate Loan shall be in an amount not less than $500,000 or in integral multiples of $100,000 in excess thereof, except that an Advance of a Prime Rate Loan may be in an amount equal to the entire unused Revolving Loans Commitment. The total number of individual LIBOR Rate Loan Advances outstanding at any time shall not exceed three (3) for the Revolving Loans and one (1) for the Term Loan.

                  (b) Pursuant to the Swing Loan Commitment, from the Effective Date until the first to occur of the Revolving Loans Scheduled Maturity Date or the Maturity Date, the Swing Loan Lender agrees to make Swing Loan Advances in an amount not less than $50,000 or in integral multiples of

         $10,000 in excess thereof. All Swing Loan Advances shall be made as Prime Rate Loans. All Swing Loans shall be credited to the Borrower's Account.

         SECTION 2.3                Making the Advances.

                  (a) Request for Advance, Revolving Loans and Term Loan. Each Revolving Loan and Term Loan Advance shall be made after delivery by the Borrower to the Agent of a Request for Advance, duly executed by an Authorized Signatory, delivered to the Agent (i) in the case of a Prime Rate Loan, not later than 11:00 a.m.(Denver, Colorado time) on the Business Day which is the date of the proposed Advance and (ii) in the case of a LIBOR Rate Loan, not later than 11:00 a.m. (Denver, Colorado time) on the third Business Day prior to the date of the proposed Advance. The Request for Advance shall specify
                  (i) the date and amount of the Advance, (ii) whether a Revolving Loan or Term Loan is requested, (iii) the Type of Advance requested, and (iv) if a LIBOR Rate Loan is requested, the initial Interest Period therefor. Promptly upon receipt of such Request for Advance, the Agent shall notify the Banks thereof and of their Pro Rata Share of such proposed Advance. Not later than 2:00 p.m. (Denver, Colorado time) on the date of such Advance, subject to fulfillment of the applicable conditions set forth in Article III, the Agent will make such Advance available to the Borrower in same day funds by depositing such funds in the Borrower's Account.

                  (b) Swing Loan Request. Each Swing Loan Advance shall be made after notice by the Borrower to the Swing Loan Lender ("Notice of Swing Loan Request"). Each Notice of Swing Loan Request shall be by telephone, telex or telecopier, confirmed immediately in writing, specifying therein the requested (a) date of such Swing Loan, (b) amount of such Swing Loan and (c) the maturity of such Swing Loan (which maturity shall be no later than the seventh Business Day after the requested date of such Advance). Each Notice of Swing Loan Request shall constitute a representation and warranty by the Borrower as of the time of such notice that the conditions specified in Sections 3.1 and 3.2 have been fulfilled at such time. The Swing Loan Lender will make such Swing Loan Advance available to the Borrower in same day funds by depositing such funds in the Borrower's Account (i) not later than the close of business on the date of such notice if such notice is given not later than 11:00 a.m. (Denver, Colorado time) on the date of the proposed Swing Loan Advance, or (ii) not later than the close of business on the date after such notice if such notice is given later than 11:00 a.m. (Denver, Colorado time) on the date of the proposed Swing Loan Advance. Within the limits of the Swing Loan Commitment, the Borrower may borrow under this Section 2.3, repay pursuant to
                  Section 2.7 and reborrow under this Section 2.3.

                  (c) Request for Advance Irrevocable. Each Request for Advance from the Borrower to the Agent shall be irrevocable and binding on the Borrower. In the case of any request for a LIBOR Rate Loan the Borrower shall indemnify the Banks against any loss, cost or expense incurred by the Banks as a result of any failure to fulfill on or before the date specified in such notice for such Advance the applicable conditions set forth in
                  Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Banks to fund the Advance when the Advance, as a result of such failure, is not made on such date.


                  (d) Availability of Funds, Revolving Loans and Term Loan. Not later than 2:00 p.m.(Denver, Colorado time)on the proposed day of the Advance of any Revolving Loan, each of the Banks will make available to the Agent, at its address referred to in
                  Section 8.2, in immediately available funds, the amount of such Bank's Pro Rata Share of the requested Revolving Loan. Upon receipt from each Bank of such amount and upon receipt of the documents required by Sections 3.1 and 3.2 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Loan made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place the amount of its Pro Rata Share of the requested Revolving Loan shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Pro Rata Share of any requested Revolving Loan Advance.

                  (e) Advances by Agent. The Agent may, unless notified to the contrary by any Bank prior to an Advance, reasonably assume that such Bank has made available to the Agent on such day the amount of such Bank's Pro
                  Rata Share of the Revolving Loan to be made on such day, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such day of Advance, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the Federal Funds Rate each day included in such period, times (b) the amount of such Bank's Pro Rata Share of such Revolving Loan, times (c) a fraction, the numerator of which is the number of days that elapse from and including such day of Advance to the date on which the amount of such Bank's Pro Rata Share of such Revolving Loan shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Pro Rata Share of such Revolving Loan is not made within three (3) Business Days following such Advance, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to such Revolving Loan.

         SECTION 2.4                Letters of Credit.

                  (a) Letter of Credit Commitment. Upon the terms and subject to the conditions of this Agreement, the Issuing Bank shall, from time to time during the period from the Effective Date through the tenth Business Day preceding the Maturity Date, issue one or more Letters of Credit for the account of the Borrower; provided, that the aggregate principal amount of all Letters of Credit shall not exceed at any time the lesser of (A) the aggregate amount of the Revolving Loans Commitment at such time minus the aggregate unpaid principal amount of all Revolving Loans outstanding at such time and (B) the Letter of Credit Sublimit.

                  (b) Terms of Letters of Credit and Applications. Applications for each Letter of Credit shall be in a form and shall contain such terms as shall be reasonably satisfactory to the Issuing Bank. Each Letter of Credit that is issued, extended or renewed shall be in a form and contain such terms as shall be reasonably satisfactory to the Issuing Bank. Each such Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision),International Chamber of Commerce Publication No. 500 or any successor version.

                  (c) Renewals and Extensions. Each Letter of Credit shall be denominated only in Dollars and shall expire on or before the first anniversary of the issuance thereof (provided, that, any Letter of Credit may include terms that provide for the automatic renewal thereof for successive one-year periods so long as such terms include a provision whereby the Issuing Bank shall be entitled to elect that any such renewal shall not occur if the conditions set forth in Sections 3.1 and 3.2 could not be fulfilled at such time, and the Issuing Bank shall give notice of such election to the beneficiary thereof) and in any event not later than the fifth Business Day preceding the Maturity Date. Any extension of the expiry date, or automatic renewal, of a Letter of Credit to a date beyond the first anniversary of the issuance thereof shall constitute an "issuance" of such Letter of Credit for all purposes hereof on, in the case of any such extension, the date on which such extension shall have been granted and, in the case of any such automatic renewal, on the tenth Business Day preceding the last day on which the Issuing Bank is entitled to give notice of its election that any such renewal shall not occur.

                  (d) Issued on Business Day. Letters of Credit shall be issued only on a Business Day, and shall be used for the corporate purposes of the Borrower or the Subsidiaries.

                  (e) Request for Letter of Credit. The Borrower shall request the issuance of a Letter of Credit by furnishing to the Agent and the Issuing Bank a Request for Letter of Credit or such other notice as shall be reasonably satisfactory to the Issuing Bank. The Request for Letter of Credit shall, among other things, specify the date of the requested issuance of the Letter of Credit. Subject to approval of the form and terms of the Letter of Credit as requested and to the other terms and conditions hereof, the Issuing Bank will issue the Letter of Credit and make delivery thereof to the Borrower or as the Borrower shall have instructed the Issuing Bank, on the date of requested issuance, provided that the Issuing Bank will not be required to issue the Letter of Credit prior to
                  (i) the close of business on the second Business Day after it has received the Request for Letter of Credit, if the Request for Letter of Credit is received by 11:00 a.m. (Denver, Colorado time) of the date of receipt, or (ii) the close of business on the third Business Day after it has received the Request for Letter of Credit, if the Request for Letter of Credit is received on or after 11:00 a.m. (Denver, Colorado time) of the date of receipt.

                  (f) Participations. Upon the date of issuance of a Letter of Credit, the Issuing Bank shall be deemed to have granted to each Bank (other than the Issuing Bank), and each Bank (other than the Issuing Bank) shall be deemed to have acquired from the Issuing Bank without further action by any party hereto, a participation in such Letter of Credit and any Draw that may at any time be made thereunder, to the extent of such Bank's Pro Rata Share thereof.

                  (g) Notice of Draw. The Issuing Bank shall promptly notify the Borrower of its receipt of each Draw request with respect to a Letter of Credit, stating the date and amount of the Draw requested thereby and the date and amount of each Draw disbursed pursuant to such request. The failure of the Issuing Bank to give, or delay in giving, any such notice shall not release or diminish the obligations hereunder of the Borrower in respect of such Draw.

                  (h) Payment of Draw. The Borrower shall, on the day it receives notice of each Draw, if such notice is received prior to 11:00 a.m. (Denver, Colorado time) on such day, and on the Business Day following the day it receives such notice, if such notice is received after 11:00 a.m. (Denver, Colorado time) on such day, reimburse such Draw by paying to the Issuing Bank in immediately available funds the amount of the payment made by the Issuing Bank with respect to such Draw, together with interest thereon at a rate per annum equal to the Letter of Credit Rate as in effect from time to time until the day such reimbursement is made if such Draw is not reimbursed on the day notice is received. In the event that the Borrower shall fail to make any such payment when due and for so long as such failure shall be continuing, the Issuing Bank may give notice of such failure to the Agent and each Bank, which notice shall include the amount of such Bank's Pro Rata Share of such Draw, whereupon each such Bank (other than the Issuing Bank) shall promptly remit such amount to the Agent for the account of the Issuing Bank as provided in
                  Section 2.4(i).

                  (i)  Participation  in Draw. Each Bank (other than the Issuing
                  Bank) shall, in the event it receives the notice from the Issuing Bank pursuant to Section 2.4(g) at or before 12:00 noon (Denver Time) on any Business Day, fund its participation in any unreimbursed Draw by remitting to the Agent, no later than 2:00 p.m. (Denver, Colorado Time) on such day, in immediately available funds, its Pro Rata Share of the reimbursement obligation in respect of each Draw. The Agent shall, in the event it receives such funds from such Bank at or before 2:00 p.m. (Denver, Colorado

                  Time) on any day,  no later than 4:00 p.m.  (Denver,  Colorado
                  Time) on such day, make available the amount thereof to the Issuing Bank, in immediately available funds. Any amount payable by any Bank to the Agent for the account of the Issuing Bank under this Section 2.4(i), and any amount payable by the Agent to the Issuing Bank under this Section 2.4(i), shall bear interest for each day from the date due (and including such day if paid after 2:00 p.m. (Denver, Colorado
                  Time), in the case of any such payment by a Bank to the Agent, or 4:00 p.m. (Denver, Colorado Time), in the case of any such payment by the Agent to the Issuing Bank, on such day) in accordance with this Section 2.4(i) until the date it is received by the Issuing Bank at a rate equal to the Federal Funds Rate until (and including) the third Business Day after the date due and thereafter at the Prime Rate. Each Bank shall, upon the demand of the Issuing Bank, reimburse the Issuing Bank, to the extent the Issuing Bank has not been reimbursed by the Borrower after demand therefor, for the reasonable costs and expenses (including reasonable legal fees) incurred by it (other than as a result of its willful misconduct or gross negligence) in connection with the collection of amounts due under, the administration of, and the preservation and enforcement of any rights conferred by, the Letters of Credit or the performance of the Issuing Bank's obligations under this Agreement in respect thereof (other than its obligation to make Loans in its capacity as a Bank), to the extent of such Bank's Pro Rata Share (as of the time such costs and expenses are incurred) of the amount of such costs and expenses. The Issuing Bank shall refund any costs and expenses reimbursed by such Bank that are subsequently recovered from the Borrower in an amount equal to such Bank's Pro Rata Share thereof.

                  (j) Obligations of Banks. The obligation of each Bank to make available to the Issuing Bank the amounts set forth in this
                  Section 2.4 shall be absolute, unconditional and irrevocable under any and all circumstances without reduction for any set-off or counterclaim of any nature whatsoever, and may not be terminated, suspended or delayed for any reason whatsoever, shall not be subject to any qualification or exception and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Loan Instruments;

                  (ii) the existence of any claim, set off, defense or other right which the Borrower or any Subsidiary may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any Subsidiary and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Instrument; or

                  (v)          the occurrence of any Default.

                  (k)      Waiver of Liability; Indemnity.

                  (i) Without affecting any rights the Banks may have under Applicable Law, the Borrower agrees that none of the Banks, the Issuing Bank, the Agent or their respective officers or directors shall be liable or responsible for, and the obligations of the Borrower to the Banks, the Issuing Bank and the Agent hereunder shall not in any manner be affected by:
                  (A) the use that may be made of any Letter of Credit or the proceeds thereof by the beneficiary thereof or any other Person or any acts or omissions of such beneficiary or any other Person; (B) the validity or genuineness of documents presented in connection with any Draw, or of any endorsements thereon, even if such documents should, in fact, prove to be in any or all respects, invalid, fraudulent or forged; or (C) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit or any other action taken or omitted to be taken by any Person under or in connection with any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank and the Issuing Bank shall be liable to the Borrower, in each case to the extent and only to the extent of any damages suffered by the
                  Borrower that are caused by (1) the Issuing Bank's willful misconduct or gross negligence (as determined by a court of competent jurisdiction) in determining whether documents presented under any Letter of Credit issued by the Issuing Bank complied with the terms of such Letter of Credit or (2) the Issuing Bank's willful failure (as determined by a court of competent jurisdiction) to pay under such Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, in determining whether to pay under any Letter of Credit, the Issuing Bank shall not have any obligation relative to the other Banks other than to determine that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit, regardless of any notice or information to the contrary. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Bank.

                  (ii) In addition to any other amounts payable under this Agreement, the Borrower agrees to protect, indemnify, pay and hold the Issuing Bank harmless from and against any and all claims, costs, charges and expenses (including reasonable attorneys' fees) which the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of the issuance of, or payment of any Draw under, any Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Issuing Bank as determined by a court of competent jurisdiction.

                  (iii)        The Issuing Bank shall not be responsible for:

                   (A) the validity, accuracy, genuineness or
                     legal effect of any document submitted
                       by any party in connection with the
                         issuance of Letters of Credit,

                                    (B) the    validity   of   any    instrument
                                        transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part,

                     (C) errors, omissions, interruptions or
                     delays in transmissions or delivery of
                     any messages, by mail, cable, telecopy,
                               telex or otherwise,

                  (D) the misapplication by the beneficiary of
                     any Letter of Credit of the proceeds of
                      any Draw under such Letter of Credit,
                                        and

                     (E) any consequence arising from causes
                     beyond the control of the Issuing Bank,
                       including, without limitation, any
                               governmental acts.

         SECTION 2.5                Fees.

                  (a) Commitment Fee. The Borrower agrees to pay to the Agent a commitment fee (the "Commitment Fee") on the average daily unused portion of the Revolving Loans Commitment at the rate of one-half of one percent (1/2%) per annum, payable in arrears on the last day of each fiscal quarter of the Borrower, and payable on the Maturity Date. The Commitment Fee payable with respect to the Revolving Loans will be calculated for the period from the Effective Date through the first to occur of the Revolving Loans Scheduled Maturity Date and the Maturity Date, and shall be based upon the amount by which the daily average of the aggregate principal amount of Revolving Loans and Swing Loans outstanding and face amount of Letters of Credit outstanding is less than $25,000,000 or such lesser amount as may have been established by the Borrower pursuant to Section 2.6.

                  (b) Letter of Credit Fees. Upon issuance, extension or renewal of each Letter of Credit, the Borrower will promptly pay the Issuing Bank, in advance,

                  (i) with respect to, standby Letters of Credit a fee equal to the product of the Letter of Credit Rate, then in effect, times the aggregate face amount of the Letter of Credit, and

                  (ii) with respect to documentary Letters of Credit a fee equal to the product of .50% times the Letter of Credit Rate, then in effect, times the aggregate face amount of the Letter of Credit.

                  A portion of such fee equal to 0.25% of such face amount to be for the account of the Issuing Bank and the remainder shall be distributed to each Bank in accordance with its Pro Rata Share. Such fee will not be refunded if the Letter of Credit is terminated by agreement prior to the date of expiration thereof, or if a Draw occurs under the Letter of Credit. The Borrower will also pay the Issuing Bank, for its own account, its usual and customary issuance, modification, negotiation, transfer and similar processing and administration fees and charges for documentary letters of credit as are in effect from time to time.

                  (c) Other Fees. The Borrower shall pay certain Underwriting, Administrative and other fees as required by the letter agreement ("Fee Letter") among the Borrower, the Arranger and the Agent dated June 24, 1997.

         SECTION 2.6                Reduction of the Revolving Loans Commitment.
         The Borrower shall have the right at any time, upon at least three (3) Business Days' notice to the Agent, to terminate in whole or reduce in part the unused portion of the Revolving Loans Commitment, provided that each partial reduction of the Revolving Loans Commitment shall be in the amount of not less than $1,000,000 or an integral multiple thereof. Any such termination or reduction of the Commitment shall be irrevocable and permanent. Promptly after receiving such notice from the Borrower, the Agent will notify the Banks of the substance thereof. The Revolving Loans Commitments of the Banks shall be reduced pro rata pursuant to the notice or, as the case may be, terminated.

         SECTION 2.7                Repayment.

                  (a) Voluntary Repayment. The Borrower may repay the principal amount of the Loans at any time, at its election, (i) in the case of a Prime Rate Loan, on any Business Day, without prior notice, and (ii) in the case of LIBOR Rate Loans, upon not less than three (3) Business Days prior notice to the Agent, subject to Breakage Costs provided for in Section 2.12. Any such voluntary repayment of the Loans shall be in the principal amount of not less than (y) $500,000 for Prime Rate Loans and in integral multiples of $100,000 thereafter and
                  (z)$1,000,000 for LIBOR Rate Loans and in integral multiples of $250,000 thereafter. Any voluntary repayment of the Term Loan shall be accompanied by payment of all accrued but unpaid interest applicable to the principal amount of the Term Loan so repaid.

                  (b) Installment Payments of Term Loan. The Borrower will repay the Term Loan in quarterly installment payments of principal, commencing on March 31, 1998 and on the last day of each quarter thereafter, in accordance with the following:

                                           Quarterly
                Repayment                  Principal
                  Date                  Payment Amount

            March 31, 1998                  $675,000
            June 30, 1998                   $675,000
            September 30, 1998              $875,000
            December 31, 1998               $875,000

            March 31, 1999                  $875,000
            June 30, 1999                   $875,000
            September 30, 1999            $1,070,000
            December 31, 1999             $1,070,000

            March 31, 2000                $1,070,000
            June 30, 2000                 $1,070,000
            September 30, 2000            $1,070,000
            December 31, 2000             $1,200,000

            March 31, 2001                $1,200,000
            June 30, 2001                 $1,200,000
            September 30, 2001            $1,200,000
            December 31, 2001             $1,250,000

            March 31, 2002                $1,250,000
            June 30, 2002                 $1,250,000
            September 30, 2002            $1,250,000

                  (c)      Mandatory Repayment.

                  (i) The Borrower will repay the Loans in full on demand upon the acceleration of the due date of any of the Loans by the Agent pursuant to Article VI hereof.

                  (ii) Within not more than five (5) Business Days after notice by the Agent to the Borrower that the principal amount of Revolving Loans and face amount of Letters of Credit outstanding exceed the Borrowing Base, the Borrower will repay the applicable Loan in an amount sufficient to eliminate the excess.

                  (iii) The Borrower shall pay to the Agent Net Proceeds within not more than five (5) Business Days after the Borrower shall receive Net Proceeds from(x) Dispositions, (y) any equity securities issuance or sale, provided that payment of amounts due under the Braswell Earn Out Agreement(which payment shall not exceed $6,000,000)may be made if Net Proceeds of such issuance or sale exceed $20,000,000, or (z) insurance recoveries and condemnation and eminent domain awards. Collateral shall be released from the liens of the
Collateral Documents upon any Disposition of such Collateral, provided that (i) no Event of Default has occurred and (ii) the Borrower shall have made the mandatory repayment required under the terms of this Section 2.7.

                  (iv) On or before the fifth Business Day following the Borrower's delivery of the Compliance Certificate for the fiscal year ending December 31, 1998 and annually thereafter the Borrower will pay to the Agent 50% of the Excess Cash Flow.

                  (d) Repayment of Swing Loans. Swing Loans shall be paid in full by the Borrower on or before the seventh Business Day after the date of the Swing Loan Advance. Swing Loan repayments shall be made by the Borrower directly to the Swing Loan Lender. Such repayments shall be for the account of the Swing Loan Lender. Outstanding Swing Loans may be repaid from the proceeds of Revolving Loans Advances. Any repayment of a Swing Loan shall be in a minimum amount of $50,000 or integral multiples of $10,000 in excess thereof(or such lesser amount as may be agreed to by the Swing Loan Lender).

                  (e) Application of Repayments. All voluntary Loan repayments received by the Agent from the Borrower will be applied to the Revolving Loans and Term Loans as the Borrower shall instruct the Agent in writing concurrently with the payment, and in the absence of such written instructions, will be applied first to repayment of the Revolving Loans. All mandatory Loan repayments will be applied to reduce the Term Loans until the Term Loans are paid in full, then to the repayment of the Revolving Loans. All repayments of the Term Loans will be applied to the installment payments due with respect to the Term Loans in inverse order of maturity.

         SECTION 2.8                Distribution of Payments by the Agent.
                                    -------------------------------------

         The Agent shall promptly distribute to each Bank its Pro Rata Share of each payment received by the Agent under the Loan Instruments for the account of the Banks by credit to an account of such Bank at the Agent's Office or by wire transfer to an account of such Bank.

         Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Instruments that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent at the Prime Rate.

         SECTION 2.9                Promissory Notes.

                  (a) The Revolving Notes. The Revolving Loans shall be evidenced by promissory notes of the Borrower in substantially the form of Exhibit A-1 hereto (each a "Revolving Note"), dated as of the Effective Date and completed with appropriate insertions. One Revolving Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Revolving Loans Commitment or, if different, the outstanding amount of all Revolving Loans made (or held) by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of an Advance of any Revolving Loan or at the time of receipt of any payment of principal on such Bank's Revolving Note, an appropriate notation on such Revolving Note Record reflecting the making of such Revolving Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Loans set forth on such Bank's Revolving Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount shall not affect the obligation of the Borrower hereunder or under any Revolving Note to make payments of principal of or interest on any Revolving Note when due.

                  (b) Term Notes. The Term Loans shall be evidenced by promissory notes of the Borrower in substantially the form of Exhibit A-2 hereto (each a "Term Note"), dated the Effective Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Term Loan Commitment and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Term Loan Commitment, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Term Loan Commitment and, at or about the time of such Banks'
                  receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligation of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

                  (c) Swing Loan Note. The Swing Loans shall be evidenced by promissory notes of the Borrower in substantially the form of Exhibit A-3 hereto (each a "Swing Loan Note"), dated the Effective Date and completed with appropriate insertions.

         SECTION 2.10 Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of LIBOR Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Revolving Loans Commitment and the Term Loan Commitment shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans, reimbursement of a Draw under Letters of Credit or of Commitment or Letter of Credit Fees shall be made for the account of the Banks pro rata in accordance with their respective amounts thereof then due and payable.

         SECTION 2.11 Interest. The Borrower shall pay interest on the unpaid principal amount of each Loan from the date of the Advance thereof or the date of the Draw comprising such Loan until such principal amount has been repaid in full, at the following rates per annum:

                  (a) Prime Rate Loans. During such periods as such Loan is a Prime Rate Loan, at a rate per annum equal at all times to the Prime Rate plus Applicable Margin or the Default Rate, whichever is applicable. Prime Rate Interest plus the Applicable Margin shall be payable monthly in arrears, on the first day of each month. Interest accruing at the Default Rate shall be payable on demand.

                  (b) LIBOR Rate Loans. During such periods as such Loan is a LIBOR Rate Loan, at a rate per annum during the Interest Period for such Loan equal to the LIBOR Rate plus the Applicable Margin or the Default Rate,
                  whichever  is   applicable.   LIBOR  Rate  interest  plus  the
                  Applicable Margin will be payable on termination of the Interest Period applicable to the Loan, and, if such Interest Period is longer than 3 months, then every 3 months. Interest accruing at the Default Rate shall be payable on demand.

                  (c) Default Rate Interest. Subject to the provisions of Section 6.2, all outstanding Loans will bear interest at the Default Rate during all periods when an Event of Default has occurred and remains outstanding hereunder.

         SECTION 2.12 Yield Protection. In order to protect the yield of the Banks in connection with the Advances to be made hereunder, the Borrower agrees as follows.

                  (a) Increased Costs. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Banks of agreeing to make or making, funding or maintaining LIBOR Rate Loans, then the Borrower shall from time to time, upon demand by a Bank, pay to such Bank additional amounts sufficient to compensate the Bank for such increased cost. A certificate as to the amount of such increased cost, shall be submitted to the Borrower by Agent. Such certificate shall show in reasonable detail the Bank's computations of its increased costs. Notwithstanding the foregoing, there shall be no duplication of costs to the Borrower as the result of the application of Section 2.12(b). Such certificate of increased costs shall be conclusive and binding for all purposes, absent manifest error.

                  (b) Additional Interest. The Borrower shall pay to the Banks, so long as the Banks shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time), additional interest on the unpaid principal amount of each LIBOR Rate Loan, from the date of the Advance thereof until the principal amount thereof is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the LIBOR Rate for the Interest Period for such Loan from

                  (ii) the rate obtained by dividing such LIBOR Rate by a percentage equal to 100% minus the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for the Banks with respect to liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period, payable on each date on which interest is payable on such Loan. Such additional interest shall be determined by the Agent and notified to the Borrower.

                  (c) Increased Capital. If a Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and that the amount of such capital is increased by or based upon the existence of the Bank's commitment to lend hereunder and other commitments of this type, then, upon demand by the Bank, the Borrower shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank or such corporation in the light of such circumstances, to the extent that the Bank reasonably determines such increase in capital to be allocable to the existence of the Bank's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower by the Agent or a Bank, shall be conclusive and binding for all purposes, absent manifest error. Such certificate shall show in reasonable detail the Agent's or the Bank's computations.

                  (d) Breakage Costs. If any payment of principal of any LIBOR Rate Loan is made other than on the last day of the Interest Period for such Loan as a result of acceleration of the maturity of the Loans and the Notes pursuant to Section 6.2 or for any other reason, the Borrower shall, upon demand, pay to the Bank any amounts required to compensate the Bank for additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated
                  profits),   cost  or  expense   incurred   by  reason  of  the
                  liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such Advance.

         SECTION 2.13 Conversion of Loans; Change of Interest Periods. At any time, with respect to Prime Rate Loans, and at any time not less than three (3) Business Days prior to the end of the then current Interest Period for any LIBOR Rate Loan, the Borrower may elect, by delivery to the Bank of an Interest Period/Conversion Notice in the form of Exhibit B-3 duly executed by an Authorized Signatory, to Convert the Type of Advance or, with respect to LIBOR Rate Loans, to select an Interest Period for such Advance as permitted herein. If the Borrower fails to select the duration of any Interest Period for any LIBOR Rate Loan in the foregoing manner, such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Loan.

         SECTION 2.14               Illegality, Etc.

                  (a) Notwithstanding any other provision of this Agreement, if the Agent or a Bank shall notify the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for a Bank to perform its obligations hereunder to make LIBOR Rate Loans or to fund LIBOR Rate Loans hereunder, (i) the obligation of the Bank to make, or to Convert Loans into LIBOR Rate Loans shall be suspended until the Bank shall notify the Borrower that the circumstances causing such suspension no longer exist and (ii) the Borrower shall prepay in full all LIBOR Rate Loans of the Bank then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Banks may lawfully continue to maintain LIBOR Rate Loans to such day, or immediately, if the Banks may not lawfully continue to maintain LIBOR Rate Loan, unless the Borrower, within five (5) Business Days of notice from the Bank, Converts all LIBOR Rate Loans of the Bank then outstanding into Prime Rate Loans in accordance with Section 2.13.

                  (b) If, with respect to any LIBOR Rate Loan, a Bank notifies the Borrower that the LIBOR Rate for any Interest Period for such Advance will not adequately reflect the cost to the Bank, in the Bank's reasonable judgement, of making, funding or maintaining such LIBOR Rate Loan for such Interest Period, such LIBOR Rate Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Loan, and the obligation of the Bank to make, or to Convert Advances into, LIBOR Rate Loans shall be suspended until the Bank shall notify the Borrower that the circumstances causing such suspension no longer exist. Upon receipt of such notice, the Borrower may revoke any Request for Advance or Interest Period/Conversion Notice then submitted by it. If the Borrower does not revoke such request or notice, the Bank shall make, convert or continue the Loan, as proposed by the Borrower, in the amount specified in the applicable request or notice submitted by the Borrower, but such Loan shall be made, converted or continued as a Prime Rate Loan instead of a LIBOR Rate Loan.

         SECTION 2.15               Payments and Computations.

                  (a) The Borrower shall make each payment under any Loan Instrument not later than 12:00 noon (Denver, Colorado time) on the day when due in Dollars to the Agent at its address referred to in Section 8.2 in same day funds.

                  (b) The Borrower hereby authorizes the Agent, if and to the extent payment is not made when due, subject to the expiration of applicable grace periods, under any Loan Instrument, to charge from time to time against the Borrower's Account or any or all other accounts of the Borrower with the Agent any amount so due.

                  (c) All computations of interest and of Fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Commitment Fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error, on the Borrower and the Banks.

                  (d) Whenever any payment under any Loan Instrument shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or the Commitment Fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of LIBOR Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         SECTION 2.16 Effect of Letters of Credit on Revolving Loans Commitment Utilization. For purposes of determining whether any additional Advances may be made to the Borrower under the Revolving Loans Commitment, or whether any additional Letters of Credit may be issued for the account of the Borrower, and for purposes of establishing the unused portion of the Revolving Loans Commitment in order to calculate the Commitment Fee, the face amount of each Letter of Credit shall be added to the outstanding principal amount of all outstanding Revolving Loans to determine whether any portion of the Maximum Revolving Credit Amount then in effect remains unutilized.

         SECTION 2.17 Cash Collateralization of Letters of Credit. If the due date for payment of the Loans is accelerated by the Banks pursuant to Section 6.2, the Borrower will immediately deliver to the Issuing Bank in immediately available funds an amount equal to the undrawn amount of all Letters of Credit outstanding. Such funds shall be maintained in a blocked interest bearing account at the Issuing Bank. By such delivery, the Borrower will pledge such funds to the Issuing Bank and grant to the Issuing Bank a security interest in such funds, and in all interest which may be earned thereon while held by the Issuing Bank, to secure payment of all Draws under any such Letters of Credit. Upon expiration of each Letter of Credit, the Issuing Bank will refund to the Borrower a portion of such funds in an amount equal to the undrawn amount of the expiring Letter of Credit. Upon expiration of the last outstanding Letter of Credit, the Issuing Bank will refund to the Borrower all remaining funds so delivered to the Issuing Bank, and all interest earned thereon while such funds were held by the Issuing Bank, less all Draws.

         SECTION 2.18 Borrowing Base. Not later than the initial Advance or initial issuance of a Letter of Credit, and thereafter not later than 25 days after the conclusion of each month, the Borrower will deliver to the Agent a Borrowing Base Certificate, in the form of Exhibit B-4, duly executed by an Authorized Signatory, which Borrowing Base Certificate will set forth the information contained therein as of the end of the preceding month. The Banks will have the right to request and the Borrower will promptly provide reasonable additional information concerning the information set forth in the Borrowing Base Certificate. Within five (5) days after receipt of the Borrowing Base Certificate, the amount set forth therein as the Borrowing Base shall become the Borrowing Base under this Agreement unless prior to the end of such period the Banks shall have given notice to the Borrower that a different amount is effective as the Borrowing Base. The Borrowing Base so established shall remain effective until the Bank elects to redetermine the Borrowing Base, subject to the terms of this Agreement, whether based upon the next monthly Borrowing Base Certificate submitted by the Borrower to the Bank, or at any other time, in the Bank's sole discretion. For purposes of determining the applicable Borrowing Base, (i) Eligible Accounts Receivable shall be valued at eighty percent (80%) of the amount thereof and (ii) Eligible Inventory shall be valued at sixty percent (60%) of the amount thereof. The value of Eligible Inventory shall be determined on a first in, first out basis, and shall be the cost thereof except for finished goods, which will be valued at the lesser of cost or wholesale sale price thereof. During the construction of the Borrower's plant in Oregon, the Borrowing Base Certificate shall reflect a reserve, equal to the remaining projected construction cost of the plant, that shall be a deduction from the Borrowing Base. The amount of the reserve shall be satisfactory to the Agent. Upon provision of evidence satisfactory to the Agent by the Borrower of the payment of expenses budgeted for the construction of the plant, the reserve for the construction of the plant will be reduced on the Borrowing Base Certificate.


                                   ARTICLE III

                              CONDITIONS OF LENDING


         SECTION 3.1 Conditions Precedent to Initial Advance or Issuance of Initial Letter of Credit. The obligation of the Banks to make its initial Advance of the Loans or issue the initial Letter of Credit is subject to the satisfaction (or waiver by the Banks in their sole discretion) of the following conditions precedent:

                  (a) that the Agent shall have received on or before the day of such Advance or issuance of such Letter of Credit the following, each dated as of the Effective Date, in form and substance satisfactory to the Agent:

                  (i) The Notes, duly executed by Authorized Signatories on behalf of the Borrower.

                  (ii)         The Guaranties, duly executed by the
                  Guarantors.

                  (iii) A Deed of Trust from and duly executed by Authorized Signatories on behalf of the Borrower pertaining to all of Borrower's owned Real Property.

                  (iv) A Security Agreement from and duly executed by Authorized Signatories on behalf of the Borrower, pertaining to the Borrower's Equipment, Accounts Receivable, Inventory and all other personal property of the Borrower.

                  (v) A Collateral Assignment of Leases in the form of Exhibit F-2 duly executed by Authorized Signatories on behalf of the Borrower pertaining to the portion of Borrower's owned Real Property consisting of leasehold interests.

                  (vi) The Pledge Agreement, duly executed by the Borrower, pertaining to Borrower's shares of stock in Guarantors together with the original stock certificates subject thereto and stock powers therefor, and pertaining to Borrower's Equipment and the Borrower's Accounts Receivable and Inventory and all the other personal property of the Borrower except the personal property subject to other Collateral Documents.

                  (vii) A Deed of Trust from and duly executed by each Guarantor pertaining to the Real Property owned by such Guarantor.

                  (viii) A Security Agreement from and duly executed by each Guarantor pertaining to such Guarantor's portion of Guarantors' Equipment, such Guarantor's Accounts Receivable, such Guarantor's Inventory and all other personal property of each such Guarantor except the personal property subject to other Collateral Documents.

                  (ix) Uniform Commercial Code Financing Statements pertaining to the Security Agreements, the Pledge Agreement and the Collateral Assignments of Leases, duly executed by the Borrower and the Guarantors, respectively, as the Agent may request.

                  (x) Title insurance commitments in ALTA form pertaining to Borrower's owned Real Property, in form and content and issued by a title insurance company or companies reasonably acceptable to the Agent, in an amount equal to the fair market value of such Real Property insuring the Agent's first and prior Lien on all such parcels established pursuant to the Deeds of Trust and Collateral Assignments of Leases, together with a revolving credit endorsement and such other endorsements and affirmative coverages as the Agent may request, subject only to Permitted Liens and other Liens and exceptions approved by the Banks in their sole discretion, in all cases constituting the unconditional commitment of such title insurance company or companies to issue title insurance policies in favor of the Agent on the terms of such title insurance commitments promptly after the recording by such title insurance company or companies of the Deeds of Trust and Collateral Assignments of Leases.

                  (xi) Lien searches of the appropriate public offices demonstrating that no Lien is of record with respect to the Borrower or any Guarantor except (i) Liens which will be terminated or released upon the consummation of the Circuit Test Acquisition or upon repayment of the Borrower's obligations under the Existing Loan Agreement and (ii) Permitted Liens.

                  (xii) Certificates of insurance, in form and substance satisfactory to the Agent from an independent insurance broker dated as of the Effective Date, identifying insurers, types of insurance, insurance limits, policy terms, and identifying the Agent (on behalf of the Banks) as additional insured and loss payee.

                  (xiii) The Borrower's Omnibus Certificate, duly executed by Authorized Signatories on behalf of the Borrower.

                  (xiv) A Guarantor's Omnibus Certificate, on behalf of each of the Guarantors, duly executed by Authorized Signatories on behalf of each of such Persons.

                  (xv) The favorable opinion of Holme Roberts & Owen LLP, legal counsel to the Borrower and the Guarantors, substantially in the form of Exhibit H-1 and H-2 hereto and local counsel opinions, substantially in form of Exhibit H-3 and otherwise satisfactory to the Banks and the Agent, with respect to matters involving the laws of Oregon, Kentucky and Florida .

                  (xvi) Certificates from the Colorado, Oregon, Kentucky and Florida Secretaries of State of recent date pertaining to the Borrower and to the Guarantors incorporated in such states,
                  (a) confirming that each of such Persons is duly incorporated and in good standing in the state of its incorporation, and in such other states as the Agent may request.

                  (xvii) A Borrowing Base Certificate August 31,1997 and Compliance Certificate, effective as of June 30, 1997, with respect to Eligible Accounts Receivable and Eligible Inventory, duly executed by the Borrower. These certificates shall include applicable information from Circuit Test, Circuit Test International and Airhub Services effective as of August 30, 1997 and certified as true and correct by the Borrower.

                  (xviii) Phase I Environmental Assessments of all of Borrower's owned Real Property and Guarantors' owned Real Property and the AlliedSignal leased premises(excluding such parcels as the Agent may approve in its sole discretion), in form and content and prepared by consultants, reasonably acceptable to the Agent, indicating the absence of conditions which would warrant a Phase II Environmental Assessment of such Real Property, provided, however that this condition will be waived with respect to the AlliedSignal leased premises when the Agent receives evidence satisfactory to it that the Banks will be indemnified under the AlliedSignal Acquisition Agreements against Environmental Claims relating to such leased premises.

                  (xix) A Landlord's Waiver and Consent for each of the Borrower's or Guarantor's leased business premises located in Ft. Lauderdale, Florida and Oregon (101. 115 and 125 South Elliot Road leases only) executed by the landlord for such premises.

                  (xx) Such other documents as the Agent and the Banks may reasonably request to effect the purposes of this Agreement and the other Loan Instruments.

                  (b) The Deeds of Trust identified in (a)(iii) and (a)(vii) shall have been duly recorded and the Uniform Commercial Code Financing Statements identified in (a)(ix) above shall have been duly filed except that such Deeds of Trust and Uniform Commercial Code Financing Statements pertaining to the Persons to be acquired pursuant to the Circuit Test Acquisition shall be delivered to the Agent in recordable form and duly executed.

                  (c) The Agent shall have received evidence satisfactory to it that all amounts due from the Borrower to the lender under the Existing Loan Agreement have been paid in full out of the proceeds of the Loans on the Effective Date, or provision for payment thereof in a manner acceptable to the Agent in its sole discretion, shall have been made by the Borrower and approved by the Agent, and the Agent shall have received executed termination statements, in form satisfactory for filing, evidencing the termination of the security interests in the Borrower's properties which secured the Existing Loan Agreement.

                  (d)  The  Agent  and  Banks  shall  have   received   evidence
                  satisfactory to them, in their sole discretion, that the transactions contemplated by the Circuit Test

                  Acquisition Agreement shall be ready for closing in accordance with the terms of such agreement and that all parties thereto have agreed to complete the closing thereof promptly after the Initial Advance is made or the initial Letter of Credit is issued,

                  (e) All conditions precedent to the advance of any portion of the loan contemplated by the Monfort Subordinated Notes shall have been satisfied, or this condition shall have been waived by the Required Banks.

                  (f) The Borrower shall have paid to the Agent the Fees, the applicable Letter of Credit Fees, and all fees and expenses set forth in Section 8.4, including, without limitation, all accrued and unpaid legal fees and disbursements and the reasonable estimate of the Agent of the attorneys fees and disbursements incurred by it through the closing (provided that such estimate shall not thereafter preclude final settling of accounts between the Agent and the Borrower with respect to attorneys fees and disbursements incurred by the Agent hereunder).

         SECTION 3.2 Conditions Precedent to All Advances and Issuance of All Letters of Credit. The obligation of the Banks to make each Advance (including the initial Advance) and to issue each Letter of Credit shall be subject to the satisfaction (or written waiver by the Required Banks in their sole discretion) of the following further conditions precedent that on the date of such Advance:

                  (a)      the following statements shall be true:

                  (i) Except as provided in Section 3.2(a)(ii), the representations and warranties contained in Section 4.1 of this Agreement and in the Guaranties, are correct on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, or before and after issuance of such Letter of Credit, as the case may be, as though made on and as of such date,

                  (ii) The information contained in the Schedules to this Agreement is correct, except that the Borrower may amend such Schedules at the time of a Request for Advance if such amendment to the Schedule does not disclose an Event of Default or a Material Adverse Effect,

                  (iii) No event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, or would result from the issuance of such Letter of Credit, which constitutes a Default or an Event of Default hereunder, and

                  (iv) No change shall have occurred in the financial condition or business of the Borrower or any Guarantor which would constitute a Material Adverse Effect (other than any such changes resulting from the closing of the Circuit Test Agreement and Allied Signal Agreements); and

                  (b) the Agent shall have received a Request for Advance or a Request for Letter of Credit, as applicable, with respect to the Advance or Letter of Credit and such other approvals, opinions or documents as the Agent may reasonably request.



                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


         SECTION 4.1 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) Corporate Existence. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado. Each of Current, Circuit Test and CT LLC Acquisition is a corporation duly incorporated, validly existing and in good standing under the laws of the State of its incorporation. Airhub Services and CT International are limited liability companies duly incorporated, validly existing and in good standing under the laws of Kentucky and Florida, respectively. The capital structure and shareholders of the Borrower and the Guarantors are set forth in Schedule 4.1(a).

                  (b) Powers, Etc. The Borrower and each of the Guarantors (a) has the power and authority to carry on its business as now conducted and to own or hold under lease the assets and properties it purports to own or hold under lease; (b) is duly qualified, licensed or registered to transact its business and is in good standing in every jurisdiction in which failure to be so qualified, licensed or registered could have a Material Adverse Effect; (c) has the power and authority to execute and deliver this Agreement and each of the other Loan Instruments to which it is or will be a party and to perform all of its obligations hereunder and thereunder; and (d) conducts its business under the names (and only the names) set forth in Schedule 4.1(b) hereto; and (e) is qualified to do business in each of the states listed on Schedule 4.1(b).

                  (c) Authorization; No Conflict. The execution, delivery and performance by the Borrower of each Loan Instrument to which it is or will be a party are within the Borrower's powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's Articles of Incorporation or Bylaws, (ii) any law or judgement, order, writ, injunction, decree or consent of any court binding on or affecting the Borrower, (iii) any contract to which the Borrower is a party, or by which the Borrower or its properties are bound; and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties. The execution, delivery and performance by each of the Guarantors of each Loan Instrument to which such Person is or will be a party are within the such Person's respective corporate powers, have been duly authorized by all necessary corporate or limited liability company, as applicable, action by such Person, and do not contravene (i) such Person's articles of incorporation or by-laws, or (ii) any law or any contractual restriction binding on or affecting such Person, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of such Person's properties.

                  (d) Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower or the Guarantors of any Loan Instrument to which any such Person is or will be a party except as indicated in Schedule 4.1(d), all of which have been duly obtained and are in full force and effect.

                  (e) Enforceability. This Agreement is, and each other Loan Instrument to which the Borrower will be a party when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. Each Loan Instrument to which each Guarantor will be a party when delivered hereunder will be the legal, valid and binding obligation of each such Person, enforceable against such Persons, respectively, in accordance with its terms.

                  (f) Financial Statements. The unaudited pro forma consolidated balance sheets of the Borrower and the Guarantors as at December 31, 1996, and the related consolidated statements of income and retained earnings of the Borrower and the Guarantors for the fiscal year then ended, as disclosed in the proxy statement mailed to the Borrower's shareholders in connection with the Circuit Test Acquisition, and the unaudited balance sheets of the Borrower and the Guarantors as at June 30, 1997, and the related consolidated statements of income and retained earnings of the Borrower and Guarantors for the fiscal quarter then ended, copies of which have been furnished to the Banks, fairly present the financial condition of the Borrower and the Guarantors as at such date and the results of the operations of the Borrower and the Guarantors for the period ended on such date, all in accordance with Regulation S-X promulgated under the Securities Exchange Act of 1934, and since December 31, 1996, there has been no material adverse change in such condition or operations except as disclosed in Schedule 4.1(f) hereto.

                  (g) Litigation. Except as set forth in Schedule 4.1(g) hereto, there is no pending, or to the Borrower's knowledge, threatened action or proceeding affecting the Borrower or any of its properties or business activities or any of the Guarantors or their respective properties or business activities, before any court, governmental agency or arbitrator, in which there is a reasonable possibility of a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any Loan Instrument to which the Borrower or any Guarantor will be a party.

                  (h) Federal Reserve Regulations. None of the Advances to be provided to the Borrower hereunder will be used in violation of Regulations G, T, U or X. The Borrower is not engaged in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock (within the meaning of Regulations G, T, U and
                  X). No part of the proceeds of any extension of credit hereunder, whether directly or indirectly, and whether immediately, incidentally or ultimately, will be used (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or
                  (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board of governors of the Federal Reserve system, including Regulations G, T, U or X.

                  (i) Investment Company Act. The Borrower is not an "investment company' or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (j)      ERISA.

                  (i)  The  Borrower  and   Guarantors   neither   maintain  nor
                  contribute to any Employee Benefit Plan or Multiemployer Plan other than those specified in Schedule 4.1(j).

                  (ii) The Borrower and the Guarantors are in compliance in all material respects with all applicable provisions of ERISA and the Code with respect to all Employee Benefit Plans. Each Employee Benefit Plan that is intended to be qualified under
                  Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code. The actuarial present value of all accumulated benefit obligations under each Plan, as disclosed in the most recent actuarial report with respect to such Plan, do not exceed the fair market value of the assets of such Plan. No material liability has been insured by the Borrower, any Guarantor or any of their ERISA Affiliates which remains unsatisfied for any taxes, penalties or other amount (other than contributions in the ordinary course) with respect to any Employee Benefit Plan or any Multiemployer Plan, and to the best knowledge of the Borrower no such material liability is expected to be incurred.

                  (iii) The Borrower and the Guarantors have not (a) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (b) incurred any liability to the Pension Benefit Guaranty Corporation which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (c) failed to make a required contribution or payment to a Multiemployer Plan; or (d) failed to make a required installment or other required payment under Section 412 of the Code.

                  (iv) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan or

                  Multiemployer   Plan  maintained  or  contributed  to  by  the
                  Borrower or any Guarantor.

                  (v) No material proceeding, claim (other than routine claims for benefits) lawsuit and/or investiga tion is existing or, to the Borrower's knowledge, threatened concerning or involving any Employee Benefit Plan or Multiemployer Plan maintained or contributed to by the Borrower or any Guarantor.

                  (k) Compliance with Laws. The Borrower and the Guarantors are in compliance with all applicable laws, ordinances, treaties, rules, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of their respective businesses and the ownership of their respective properties, except such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect on the Borrower or a Guarantor's Adverse Effect on any Guarantor.

                  (l)      Payment of Debts and Taxes.

                  (i) The Borrower and each Guarantor: (a) has filed all required federal and material state and local tax returns with appropriate taxing authorities respecting its operations, assets and properties; and (b) has paid or caused to be paid all taxes shown on those returns to the extent due, and has paid all tax or other assessments imposed by Governmental Authorities, except in either case taxes which are being contested in good faith and for which adequate bonds or other sureties as required by law have been posted by the Borrower or Guarantor.

                  (ii) The Borrower and each Guarantor is current in its payment of Debts (other than Debt in an aggregate amount not to exceed $1,000,000.00) and performance of material obligations under Material Agreements (other than taxes) except those being contested in good faith.

                  (m)      Indebtedness, Guaranties.

                  (i) Schedule 4.1(m), Part I contains a complete and accurate list of all Debt of the Borrower and each of the Guarantors, whether individual, joint, several or otherwise, and whether fixed or contingent, including commitments, lines of credit and other credit availabilities, identifying with respect to each the respective parties, amounts and maturities.

                  (ii) Schedule 4.1(m), Part II contains a complete and accurate list of all guarantees or other surety arrangements or undertakings of the Borrower and each of the Guarantors for obligations of any other Person (except for negotiable instruments endorsed for collection or deposit in the ordinary course of business), whether individual, joint, several or otherwise, identifying with respect to each of the parties, amounts and maturities.

                  (n) Material Agreements. Except as set forth in Schedule 4.1(n), and except for the Loan Instruments, the Borrower and the Guarantors are not a party to any Material Agreements. The Borrower and each Guarantor is in material compliance with all Material Agreements and has not received any notices from counter parties thereto asserting violations of any such Material Agreements by the Borrower or any Guarantor or asserting rights to terminate or modify any of such Material Agreements.

                  (o) Properties, Inventory and Equipment. The Borrower owns or leases the real property identified in Part I of Schedule 4.1(o) (the "Borrower's Real Property") and owns the Equipment and Inventory in the states identified in Schedule 4.1(o). The Guarantors own or lease the real property identified in Part II of Schedule 4.1(o) (the "Guarantors' Real Property") and own the Equipment and Inventory in the states identified in
                  Schedule 4.1(o). The Borrower's Equipment and Inventory is located in the states set forth in Part I of Schedule 4.1(o). The Guarantors' Equipment and Inventory is located in the states listed in Part II of Schedule 4.1(o). The Borrower has good, marketable and insurable title to, or valid leasehold interests in, all of Borrower's owned Real Property and good title to Borrower's Equipment and the other assets of the Borrower, free and clear of all Liens, other than the Liens identified in Part III of Schedule 4.1(o) and other Permitted Liens. The Guarantors have good, marketable and insurable title to, or valid leasehold interests in, all of Guarantors' Real Property and good title to Guarantors' Equipment and the other assets of the Guarantors, free and clear of all Liens, other than the Liens identified in Part IV of Schedule 4.1(o) and other Permitted Liens.

                  (p) Financial Condition. Neither the Borrower nor any Guarantor is entering into the arrangements contem plated by this Agreement and the other Loan Instruments with actual intent to hinder, delay or defraud either present or future creditors of the Borrower or any

                  Guarantor. On and as of the date of execution hereof by the Borrower, and on and as of the date of each Advance hereunder by the Banks, on a pro forma basis after giving effect to the transactions contemplated by the Loan Instruments and to all indebtedness (including Debt) incurred or to be created in connection herewith:

                  (i) the present fair saleable value of the assets of the Borrower and each Guarantor, respectively, (on a going concern basis) will exceed the probable liability of the Borrower and each Guarantor, respectively, on its indebtedness (including Debt and contingent obligations);

                  (ii) the Borrower and each Guarantor, respectively, has not incurred, nor does Borrower intend to or believe it will incur, nor will Borrower permit any Guarantor to incur indebtedness (including Debt and contingent obligations) beyond its ability to pay such indebtedness as such indebtedness matures (taking into account the timing and amounts of cash to be received from any source, and of amounts to be payable on or in respect of such indebtedness); and the amount of cash available to the Borrower and Guarantors after taking into account all other anticipated uses of funds is anticipated to be sufficient to pay all such amounts on or in respect of its respective indebtedness (including Debt and contingent liabilities) when such amounts are required to be paid; and

                  (iii) the Borrower and each Guarantor will have sufficient capital with which to conduct its present and proposed business, and the assets of the Borrower and each Guarantor, respectively, do not constitute unreasonably small capital with which to conduct its present or proposed business.

                  (q) Insurance. The Borrower and each of the Guarantors currently maintains with financially sound and reputable insurers insurance concerning its assets and business, with such deductibles and retentions and having coverages against risks, losses or damages as are customarily carried by reputable companies in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances, which third-party insurance coverages are identified in
                  Schedule 4.1(q).

                  (r) Full Disclosure. No representation or warranty contained in this Agreement or in any other Loan
                  Instrument to which the Borrower is a party, or in any other document furnished from time to time by the Borrower to the Bank pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading in any material respect as of the date made or deemed to be made. Except as may be set forth herein or in any of the Schedules hereto, there is no fact known to the Borrower which has had, or is reasonably expected to have, a Material Adverse Effect.

                  (s) No Default. No Default or Event of Default has occurred and is continuing.

                  (t) Status of Loans as Senior Debt. All Debt of the Borrower to the Banks and the Agent in respect of the Loans constitutes "Senior Debt" or "Senior Indebtedness" (or the analogous term used therein) under the terms of the Monfort Subordinated Notes or of any other instrument evidencing or pursuant to which there is issued indebtedness which purports to be Subordinate Debt of the Borrower.

                  (u) Swap Obligations. Neither the Borrower nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Borrower has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether on not to enter into any Swap Contract.



                                    ARTICLE V

                            COVENANTS OF THE BORROWER

         SECTION 5.1 Affirmative Covenants. So long as any of the Notes shall remain unpaid or any Letter of Credit remains outstanding, or the Banks shall have any Commitment hereunder, or any obligation of the Borrower or any Guarantor hereunder or under any Loan Instrument has not been fully performed, the Borrower will, unless the Required Banks shall otherwise consent in writing:

                  (a) Use of Proceeds. Subject to compliance by the Borrower with all of the terms and conditions hereof, use the Advances exclusively to pay amounts due under
                  the Existing Loan Agreement, to perform its obligations under the Circuit Test, Inc Agreement and the Allied Signal Agreement and for any corporate purpose of the Borrower or any Guarantor. Letters of Credit issued hereunder may be for any corporate purpose of the Borrower or any Guarantor.

                  (b)      Reporting and Notice Requirements. Provide to each
                  Bank:

                  (i) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, audited consolidated statements of income, retained earnings and cash flow for the Borrower and the Guarantors for such fiscal year and the related audited consolidated balance sheets of the Borrower and the Guarantors as of the end of such fiscal year, setting forth in comparative form the corresponding consolidated figures for such fiscal year and the prior fiscal year, each accompanied by a report of the Borrower's independent public accountants (who shall be a nationally recognized firm or otherwise satisfactory to the Agent), which reports shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower in accordance with GAAP without material qualification;

                  (ii) simultaneously with the delivery of the annual financial statements referred to in Section 5.1(b)(i) above, a report of the independent auditors who audited such statements stating that, in connection with their audit of such statements (and without conducting any procedures other than those customarily conducted in a year-end audit), such auditors have obtained no knowledge of any condition or event which constitutes a Default or Event of Default hereunder, or if such auditors have obtained knowledge of any such condition or event, specifying in such report each such condition or event of which they have knowledge and the nature and status thereof; provided, however, that such auditors shall not be liable to the Banks by reason of any failure to obtain knowledge of any condition or event which constitutes a Default or Event of Default that would not be disclosed in the course of their audit examination;

                  (iii) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated budget for the Borrower and the Guarantors for the following fiscal year, and an operating plan for the Borrower and the Guarantors for the then current fiscal year and the two following fiscal years, in a form and at a level of detail reasonably acceptable to the Agent;

                  (iv) within 45 days after the conclusion of each fiscal quarter of the Borrower, a Compliance Certificate signed by the chief executive officer or chief financial officer of the Borrower, in the form of Exhibit B-5, (i) to the effect that no Default or Event of Default is in existence, (ii)setting forth in reasonable detail the computations necessary to demonstrate compliance by the Borrower with the financial covenants set forth in Section 5.2(a), (iii) the computations in reasonable detail of the Total Debt to Trailing Four Quarter EBITDA ratio referred to in the definitions of Applicable Margin and Letter of Credit Rate and (iv)(if applicable) reconciliations to reflect any relevant changes in GAAP since the Effective Date.

                  (v) as soon as available, and in any event within 45 days after the end of each fiscal quarter, (A) a Form 10-Q filed by the Borrower with the Securities and Exchange Commission; and
                  (B) a backlog summary report in form and substance reasonably satisfactory to the Agent;

                  (vi) within 25 days after the end of each month, (A) a Borrowing Base Certificate;(B) a listing and aging of all Accounts Receivable of the Borrower and the Guarantors (with all of the foregoing to be in form and at a level of detail reasonably acceptable to the Agent) and (C) an inventory summary report in form and substance reasonably satisfactory to the Agent;

                  (vii) promptly upon receipt thereof, copies of all "management letters" received by the Borrower from the Borrower's independent accountants;

                  (viii) as soon as possible, and in any event within 35 days after the Borrower knows or has reason to know thereof, notice of any ERISA Event;

                  (ix) promptly upon the occurrence thereof, notice of any Default or Event of Default describing the same in reasonable detail, together with a report concerning the steps which the Borrower is taking or will take to remedy such Default or Event of Default;

                  (x) promptly on the occurrence thereof, notice of any Material Adverse Effect describing the same in reasonable detail, together with a report concerning the steps which the Borrower is taking or will take to eliminate such Material Adverse Effect;

                  (xi) promptly after receipt of written request from the Agent or the Required Banks, such other information concerning the Borrower or any of the Guarantors, and concerning their respective businesses, operations, assets or financial condition (including accounts payable listings and agings, fixed asset schedules and information concerning leases) as the Agent or Required Banks may reasonably request; provided that so long as no Event of Default has occurred, such request for information shall be limited to one request per month and

                  (xii) promptly upon the occurrence thereof, notice of all changes in the articles of incorporation or by laws of the Borrower or any of the Guarantors, or in the following executive officers of the Borrower or Guarantors, Jack Calderon, Allen S. Braswell, Jr. or
                  Stuart Fuhlendorf; and

                  (xiii) promptly after the furnishing thereof to the shareholders of the Borrower copies of all financial statements, reports and proxy statements so furnished; and

                  (xiv) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

                  (c)  Maintenance  of  Existence,  Etc.  Except as  provided in
                  Section 5.2(b), maintain its corporate existence and cause each Guarantor to maintain its corporate existence, and maintain and cause each Guarantor to maintain their respective material rights, privileges and franchises.

                  (d) Compliance With Laws. Comply and cause each Guarantor to comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over each such Person or their respective business, except where the failure to comply would not have a Material Adverse Effect.

                  (e)      Insurance.

                  (i) Maintain the third-party insurance identified in Schedule 4.1(q), provided, however, that in no event shall such insurance be for an amount less than the the replacement cost of the assets so insured.

                  (ii) Without limiting the obligations of the Borrower under this Section 5.1(e), in the event the Borrower fails to maintain the insurance required by the foregoing provisions of this Section 5.1(e), then the Banks may, but shall have no obligation to, procure insurance covering the interests of the Banks, in such amounts and against such risks as the Banks shall deem appropriate, and the Borrower will reimburse the Banks in respect of any premiums paid by the Banks as provided in Section 8.4.

                  (f) Material Agreements. Perform, and cause Guarantors to perform, all of each such Person's obligations under the Material Agreements in substantial compliance with all terms and conditions thereof.

                  (g) Obligations and Taxes. Pay and cause Guarantors to pay each such Person's Debt in excess of $1,000,000 and other obligations in accordance with their terms and pay and discharge promptly all Federal and material State and local taxes, and all material governmental assessments and charges or levies imposed upon any such Person or upon such Person's income or profits or in respect of its assets or business, or in any event before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower or such Guarantor, as applicable, shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto.

                  (h) Maintaining Records; Access to Properties and Inspections. Maintain, and cause all Guarantors to maintain, all financial records in accordance with GAAP and permit, and cause all Guarantors to permit, after two weeks notice unless an Event of Default has occurred, any Bank employees or other representatives approved by the Borrower (which approval shall not be unreasonably withheld) designated by the Agent or the Required Banks to visit and inspect the properties of the Borrower or of any Guarantor, and to inspect their respective financial and business records and make extracts therefrom and copies thereof, all at reasonable times and in a manner so as not to unreasonably disrupt the operations of the Borrower or of such Guarantors and as often as reasonably requested, and permit, and cause Guarantors to permit, any such employees or representatives to discuss the affairs, finances and condition of the Borrower and Guarantors with the officers and other representatives thereof, including the Borrower's independent accountants if a representative of the Borrower is present and if the Agent has notified the Borrower not less than 24 hours prior to such meeting of the issues that will be discussed.

                  (i)      Environmental and Safety Matters.

                  (i)  Comply   and  cause   Guarantors   to  comply   with  all
                  Environmental and Safety Laws applicable to the Borrower and the Guarantors, respectively, in all material respects.

                  (ii) Keep its properties and facilities and cause Guarantors to keep their facilities and properties free from any Liens arising under any applicable Environmental and Safety Laws.

                  (iii) If the Banks at any time have reason to believe that any property or facility owned or operated by the Borrower or any Guarantor has been or may be operated in violation of any Environmental or Safety Laws applicable thereto or contaminated with any Hazardous Materials in excess of levels allowed by Environmental or Safety Laws or subject to any government-imposed obligation to conduct any environmental investigation or clean-up, any of which in the good faith judgement of the Banks may impair in any material respect the ability of the Borrower or any Guarantor to satisfy any obligations of the Borrower hereunder or under any Loan Instrument, the Borrower shall, upon the written request of the Banks, at the Borrower's sole cost and expense, conduct such investigation or study, through retention of a consulting firm reasonably satisfactory to the Banks, as is necessary in the good faith judgment of the Banks to demonstrate that no such impairment could reasonably be expected to have a Material Adverse Effect.

                  (j) Deposit Balances. Maintain, and cause the Guarantors to maintain, their respective primary operating, payroll and investment deposit account balances with the Bank One, Colorado, N.A. or its Affiliates, except for accounts maintained in locations where the Agent and its Affiliates have no bank.

                  (k) Interest Rate Protection. The Borrower will on or prior to a date that is (a) 30 days after the Effective Date, and thereafter until the date that is 180 days after the Effective Date maintain in full force and effect in accordance with the terms thereof, Interest Rate Protection Agreements in form and substance satisfactory to the Agent with respect to a notional principal amount not less than $15,000,000 and (b) 180 days after the Effective Date, and thereafter maintain in full force and effect in accordance with the terms thereof, Interest Rate Protection Agreements in form and substance satisfactory to the Agent with respect to a notional principal amount not less than $20,000,000.

                  (l) Surveys. In the event that the Borrower has not completed the issuance or sale of its equity securities in an amount in excess of $20,000,000 by December 31, 1997, the Borrower, at its expense shall provide to the Agent, on or before March 31, 1998, a current ALTA/ACSM survey of the real property described in the Deeds of Trust prepared by a surveyor acceptable to the Agent showing the legal description of the land, the location of all improvements thereon, the location of any recorded easements or other restrictions affecting the land, the flood plain status of the land and a description and the date of the map or maps reviewed,

                  (m)      Audit of Accounts Receivable and Inventory.
                                    (A)     Engage an accounts receivable and
                                            inventory       field       auditor,
                                            satisfactory  to the Required Banks,
                                            to commence and complete  within the
                                            thirty  (30) day period  immediately
                                            after the  Effective  Date,  a field
                                            examination   and  audit,  in  scope
                                            satisfactory  to the Required Banks,
                                            and to permit  such  auditor to copy
                                            all  of  the   Borrower's   and  the
                                            Guarantors'     financial     books,
                                            records,  journals and other records
                                            and data relating to the  Collateral
                                            to the extent  that the Agent  deems
                                            necessary  in regard  to the  Banks'
                                            rights under the Loan Instruments.
                    (B) After the field examination and audit
                     described above has been completed, at
                    the request of the Agent or the Required
                     Banks, no more often than annually, so
                      long as there is no Event of Default,
                    the Borrower shall permit, and cause the
                       Guarantors to permit, the Agent or
                     representatives of the Agent to conduct
                      during regular business hours a field
                                            examination  and  inspection  of the
                                            Collateral,  including  the Eligible
                                            Accounts Receivable and the Eligible
                                            Inventory  and to audit and copy all
                                            of   the    Borrower's    and    the
                                            Guarantors'     financial     books,
                                            records,  journals and other records
                                            and data relating to the  Collateral
                                            to the extent  that the Agent  deems
                                            necessary  in regard  to the  Banks'
                                            rights under the Loan Instruments.
                                    (C)     Borrower   shall   promptly  pay  or
                                            reimburse  the Agent for the  actual
                                            cost of all field  examinations  and
                                            audits  including  all out of pocket
                                            expenses for travel, food and
                                            lodging.

                  (n) Acquisition of Tucson Real Property. At the earlier of an Event of Default or March 13, 1998 Borrower shall acquire good and marketable title to that 20.5 acre parcel of real property commonly known as 1159 West Drexel Road, Tucson, Arizona (the "Drexel Road Property"). Immediately upon acquisition of the Drexel Road Property, Borrower shall grant to the Agent a Deed of Trust on such real property, and at its expense, provide to the Agent an ALTA form title insurance policy, in form and content satisfactory to the Agent, issued by a title insurance company acceptable to the Agent. The title insurance policy shall insure the Agent's first and prior lien in the Drexel Road Property, subject only to Permitted Liens or such other Liens approved by the Agent, and shall contain such endorsements as the Agent may request. The title insurance policy shall be in such amount as the Agent may reasonably require. If the Borrower does not acquire the Drexel Road Property on or before March 13, 1998, then at Agent's request, Borrower shall immediately assign to the Agent its rights in the Property Acquisition Agreement dated September 23, 1997 between the Borrower and Granite Properties Incorporated and its rights in the account held by Asset Preservation Inc. relating to the purchase of the Drexel Road Property (the "Escrow"). Borrower shall not amended, modify, assign or terminate its rights in such Property Acquisition Agreement or the Escrow without the prior written consent of the Agent.

                  (o) AlliedSignal Acquisition Agreements. On or before December 31, 1997, Borrower shall furnish to the Agent the written
                  Consent to Assignment of Contracts with respect to the AlliedSignal Acquisition Agreements from AlliedSignal and its Affiliates, as applicable, provided, however, this covenant shall be waived if the

                  Borrower receives Net Proceeds in excess of $20,000,000.00 from an issuance or sale of its equity securities.

                  (p) Greeley Phase I Environmental Assessment. On or before thirty (30) Business Days after the Effective Date, Borrower shall furnish to the Agent, in form and content and prepared by consultants, reasonably acceptable to the Agent, a Phase I Environmental Assessment for Borrower's owned Real Property in Greeley, Colorado, indicating the absence of conditions which would warrant a Phase II Environmental Assessment of such Real Property.

                  (q) Further Assurances. Execute and deliver such further documents and do such other acts and things as the Banks may reasonably request in order to effect fully the purposes of this Agreement and each of the other Loan Instruments and to provide for payment of the Loans and all other amounts due hereunder within the scope of this Agreement.

         SECTION 5.2 Negative Covenants. So long as any of the Notes shall remain unpaid or any Letter of Credit remains outstanding, or the Banks shall have any Commitment hereunder, or any obligation of the Borrower or any Guarantor hereunder or under any Loan Instrument has not been fully performed, the Borrower will not, unless the Required Banks shall otherwise consent in writing:

                  (a)      Financial Covenants.

                  (i) Maximum Senior Debt to EBITDA Ratio. As of the end of any Fiscal Quarter, fail to maintain on a consolidated basis a ratio of (y) Senior Debt to
                  (z) EBITDA of not greater than


Measured as of the
quarter ending                                                     Maximum Ratio
------------------                                         ---------------------
09/30/97                                                                    3.00
12/31/97                                                                    3.00
03/31/98                                                                    2.50
06/30/98                                                                    2.50
09/30/98                                                                    2.50
12/31/98                                                                    2.25
03/31/99                                                                    2.25
06/30/99                                                                    2.25
09/30/99                                                                    2.25
12/31/99                                                                    2.00
03/31/00                                                                    2.00
06/30/00                                                                    2.00

09/30/00                                                                    2.00
12/31/00                                                                    1.75
03/31/01                                                                    1.75
06/30/01                                                                    1.75
09/30/01                                                                    1.75
12/31/01                                                                    1.75


                  (ii) Maximum Total Debt to EBITDA Ratio. As of the end of any Fiscal Quarter fail to maintain on a consolidated basis a ratio of (y) Total Debt to (z)
                  EBITDA of not greater than


Measured as of the
quarter ending                                                     Maximum Ratio
------------------                                         ---------------------
09/30/97                                                                    4.00
12/31/97                                                                    4.00
03/31/98                                                                    3.50
06/30/98                                                                    3.50
09/30/98                                                                    3.50
12/31/98                                                                    3.25
03/31/99                                                                    3.25
06/30/99                                                                    3.25
09/30/99                                                                    3.25
12/31/99                                                                    3.00
03/31/00                                                                    3.00
06/30/00                                                                    3.00
09/30/00                                                                    3.00
12/31/00                                                                    2.75
03/31/01                                                                    2.75
06/30/01                                                                    2.75
09/30/01                                                                    2.75
12/31/01                                                                    2.75


                  (iii) Minimum Fixed Charge Coverage Ratio. Fail to maintain Trailing Four Quarter EBITDA to Fixed Charges of not less than


Measured as of the
quarter ending                                                     Maximum Ratio
------------------                                         ---------------------
09/30/97                                                                     N/A
12/31/97                                                                    1.75
03/31/98                                                                    1.75
06/30/98                                                                    1.75
09/30/98                                                                    1.75
12/31/98                                                                    1.75
03/31/99                                                                    1.75
06/30/99                                                                    1.75
09/30/99                                                                    1.75

12/31/99                                                                    2.00
03/31/00                                                                    2.00
06/30/00                                                                    2.00
09/30/00                                                                    2.00
12/31/00                                                                    2.00
03/31/01                                                                    2.00
06/30/01                                                                    2.00
09/30/01                                                                    2.00
12/31/01                                                                    2.00

                  (iv) Minimum EBITDA to Interest Expense As of the end of any Fiscal Quarter fail to maintain on a consolidated basis a ratio of (y) EBITDA to (z) Interest Expense of not less than


Measured as of the
quarter ending                                                     Maximum Ratio
12/31/97                                                                     3.5
03/31/98                                                                     350
06/30/98                                                                     .50
09/30/98                                                                    3.50
12/31/98                                                                    3.50
03/31/99                                                                    3.50
06/30/99                                                                    3.50
09/30/99                                                                    3.50
12/31/99                                                                    4.50
03/31/00                                                                    4.50
06/30/00                                                                    4.50
09/30/00                                                                    4.50
12/31/00                                                                    4.50
03/31/01                                                                    4.50
06/30/01                                                                    4.50
09/30/01                                                                    4.50
12/31/01                                                                    4.50
                  (v) Minimum Net Worth. For each fiscal year identified below, fail to maintain a minimum Net Worth of the Borrower and all Subsidiaries on a consolidated basis in an amount equal to the following:


Measured at each 12/31                         Minimum Net Worth equal to
fiscal year end("FYE")

(A) For FYE 12/31/98                          $26,613,000 plus 75% of FYE
                                              12/31/97's Net Income

(B) For FYE 12/31/99                          (A) above plus 75% of FYE
                                              12/31/98's Net Income
(C)For FYE 12/31/00                           (B) above plus 75% of FYE
                                              12/31/99's Net Income
For FYE 12/31/01                              (C) above plus 75% of FYE
                                              12/31/00's Net Income

                  (vi) Maximum Annual Capital Expenditures. For each fiscal year identified below, make Capital Expenditures for the Borrower and all Subsidiaries on a consolidated basis in excess of the following:

Measured as of the
fiscal year ending                                                Maximum Amount
FYE 12/31/98                                                          $8,500,000
FYE 12/31/99                                                          $7,250,000
FYE 12/31/00                                                          $6,500,000
FYE 12/31/01                                                          $7,750,000


                  (b) Prohibition of Fundamental Changes. Effect, or permit to be effected with respect to any Guarantor, any transaction of merger, consolidation, recapitaliza tion, reorganization, liquidation or dissolution except any Subsidiary may merge, consolidate or reorganize with, or liquidate and transfer its assets to,(i) the Borrower, provided that the Borrower is the continuing or surviving corporation or (ii) any Subsidiary provided that if any transaction shall be between a Guarantor and a Subsidiary, the Guarantor shall be the continuing or surviving corporation, and except for any such transactions if the Borrower survives and there is no Default or Event of Default or Material Adverse Effect. Nothing herein shall prohibit any sales or purchases of stock and assets that are contemplated by the Circuit Test Acquisition Agreement, the AlliedSignal Acquisition Agreements and the Braswell Earn-Out Agreement.

                  (c) Limitation on Liens. Create or suffer to exist, or permit any Guarantor to create or suffer to exist, any Liens on any assets of any such Person, except for (A) Permitted Liens and
                  (B) purchase money Liens in an aggregate amount of $2,500,000.00 for assets acquired by such Persons, provided that any such purchase money Liens are limited to the asset(s) acquired.

                  (d) Debt. Create, incur or suffer to exist, or permit any Guarantor to create, incur or suffer to exist, any Debt except, (i) Debt hereunder, (ii) intercompany Debt

                  (iii) Debt of such Persons in effect on the date hereof as reflected in the financial statements identified in Section 4.1(f), (iv) Debt consisting of trade payables incurred in the ordinary course of business and (v) other Debt in the aggregate principal amount of $2,500,000.00, of which purchase money security interest Liens may not exceed $2,500,000.00.

                  (e) Guarantees. Create or become liable, directly or indirectly, or permit any Guarantor to create or become liable, directly or indirectly, with respect to any guarantee of the obligation of any other Person except, (i) guarantees resulting from the endorsement of instruments for collection in the ordinary course of business,(ii) guarantees in effect on the date hereof and disclosed in the financial statements identified in Section 4.1(f), (iii) the Guaranties of the Guarantors in favor of the Bank as contemplated hereby and
                  (iv) guarantees of performance or obligations of any Subsidiary by the Borrower, if such Obligations were directly incurred or maintained by the Borrower would not violate any provision of any Loan Instrument.

                  (f) Investments, Loans, Advances, etc. The Borrower shall not directly or indirectly purchase or otherwise acquire, hold or invest in the securities of any Person, acquire control of any Person, make loans or advances or enter into any agreement or other arrangement for the purpose of providing funds or credit to any Person (other than guaranties permitted hereunder), or enter into any partnership, joint venture or other entity or business arrangement with or make any equity investment in any Person, or offer or agree to do so, and will not permit any Guarantor to do so except for: (i) loans or advances between the Borrower and any wholly owned Subsidiary; (ii) securities issued or guarantied by the United States of America; (iii) except as provided in Section 5.1(j), and except for deposit accounts for payment of ordinary course of business expenses by the Borrower and Guarantors, with respect to which no limits concerning the deposit bank apply, deposits in domestic commercial banks that have, or are members of a group of domestic commercial banks that has, consolidated total assets of not less than one billion dollars, or investments in the certificates of deposit, commercial paper or other permissible market rate instruments offered by any such bank, the holding company of any such bank or subsidiary of any such holding company; (iv) normal business banking accounts in federally insured institutions in amounts not exceeding the limits of such insurance; (v) commercial paper or other short-term debt securities rated not less than "A" or its equivalent by Standard & Poor's Corporation or Moody's Investors Service, Inc.; (vi) investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations; (vii) acquisition of the Drexel Road Property pursuant to Section 5.1(n) and (viii) other investments not exceeding $500,000 in the aggregate at any one time in Persons that are not Affiliates of the Borrower or any Guarantor.

                  (g) Sales of Assets. Make any Disposition of assets of the Borrower, or permit any Guarantor to make any Disposition of assets of such Guarantor other than (i) sales of inventory in the ordinary course of business or (ii) Dispositions of obsolete or surplus equipment or other assets or (iii) up to $1,000,000 in fair market value of other Dispositions each fiscal year or (iv) Dispositions provided for under the AlliedSignal Acquisition Agreement or (v)Dispositions of its assets to the Borrower or a Subsidiary.

                  (h) Transactions with Affiliates. Except for transactions existing on the Effective Date, enter into or permit any Subsidiary to enter into any transaction or series of transactions, whether or not related or in the ordinary course of business of the Borrower, with any Affiliate of the Borrower or any Subsidiary (except for transactions between the Borrower and its Subsidiaries and between wholly owned subsidiaries of the Borrower and a Subsidiary), other than pursuant to the reasonable requirements of the Borrower's or such Subsidiaries's business and on terms and conditions no less favorable to the Borrower or any Subsidiary than would be obtainable by the Borrower or any Subsidiary at the time in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or any Subsidiary.

                  (i) Modification of Certain Documents; Performance of Material Agreements. Amend its articles of incorporation or bylaws in a manner adverse to the Bank; or amend, modify, cancel, terminate, waive any default under or breach of, in any manner any Material Agreement other than in the ordinary course of business or permit any Guarantor to do any of the foregoing; or enter into any new agreement that is inconsistent with the obligations of the Borrower or Guarantor under any Loan Instrument to which such Person is a party, without the prior written consent of the Required Banks, which consent shall not be unreasonably withheld. The Borrower further agrees that it will not be in default under, or otherwise fail to perform and will not permit any Guarantor to be in default under or otherwise fail to perform all of its material obligations under any of the Material Agreements to which any such Person is a party.

                  (j) Dividends. Declare or pay or permit any Guarantor to declare or pay cash or stock dividends or other distributions with respect to the Borrower's stock or Guarantor's stock, except that any Guarantor may declare and pay dividends and make distributions to the Borrower.

                  (k) Accounting. Change, or permit any Guarantor to change its respective fiscal years or accounting methods or practices (except to conform to changes in GAAP). If any preparation of the financial statements referred to in Section 4.1(f), hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, the Borrower will, and will cause each Guarantor to, enter into good faith negotiations with the Bank in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrower's consolidated financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this agreement shall govern and the financial covenants hereunder shall be calculated using GAAP as in effect prior to such changes.

                  (l) Subordinated Debt. The Borrower shall not, and shall not permit any Subsidiary, to amend, waive, terminate or otherwise modify any Subordinated Debt or any Subordinated Debt loan instrument, or directly or indirectly, voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Debt or other Debt.

                  (m) Change of Address; Business Name(s). Except upon not less than 30 days prior written notice to the Agent, change or permit any Guarantor to change the address at which the Borrower or such Guarantor maintains its chief executive offices and principal place of business; nor conduct its business activities under any names other than those set forth

                  Schedule 4.1(b) hereto unless the Borrower notifies the Agent of any such new name not less than 30 days prior to beginning use of such new name, except that no more than seven days notice shall be required in the case of a new name resulting from an acquisition of a business or assets by the Borrower.


                                   ARTICLE VI

                                EVENTS OF DEFAULT


         SECTION 6.1 Events of Default. Each of the following events shall constitute an Event of Default hereunder:

                  (a) Payments under the Agreement and the Notes. The Borrower shall fail to pay any principal of, or interest on, the Notes when the same become due and payable or the Borrower shall fail to pay any Fees or other amount due the Bank from the Borrower hereunder and such failure, in the case of a payment other than a payment of principal shall continue for five (5) Business Days.

                  (b) Representations and Warranties. Any representa tion or warranty made by the Borrower or any of the Guarantors (or any of their respective officers, if applicable) under or in connection with any Loan Instrument shall prove to have been incorrect in any material respect when made.

                  (c) Other Loan Instrument Obligations. (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.2, or (ii) the Borrower shall fail to perform or observe any term, covenant or agreement contained in any Loan Instrument to which it is a party (other than any such failures addressed by subsections (a), (b) and (c)(i) above in this Section 6.1) and such failure continues unremedied for a period of 15 days after the Borrower receives notice or otherwise has actual knowledge thereof, or (iii) any Guarantor shall fail to perform or observe any term, covenant or agreement contained in any Loan Instrument to which they are a party, and such failure under clause (i), (ii) or (iii) continues unremedied for a period of 15 Business Days after the chief executive officer, chief financial officer, controller or treasurer of any such Person receives notice or otherwise has actual knowledge thereof.

                  (d) Other Debt. The Borrower or any Guarantor shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $1,000,000 in the aggregate (but excluding Debt evidenced by the Notes) of such Person, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof.

                  (e) Insolvency. The Borrower or any of the Guarantors shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of the Guarantors seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or Borrower or any Guarantor shall take any corporate action to authorize any of the actions set forth above in this subsection (e).

                  (f) Judgments. Any non-interlocutory judgment or order for the payment of money which is not covered by existing insurance in excess of $1,000,000 shall be rendered against the Borrower or any Guarantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                  (g) Termination of Certain Loan Instruments. Any provision of this Agreement, the Notes, the Deeds of Trust, the Security Agreements, the Guaranties, the Pledge Agreement or the Collateral Assignment of Leases shall for any reason cease to be valid and binding on the Borrower or Guarantors (as the case may be), or the Borrower or any of the Guarantors shall so state in writing.

                  (h) Collateral Liens. The Deeds of Trust, Security Agreements, Pledge Agreement or Collateral Assignment of Leases shall, after delivery thereof pursuant hereto, for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any of the collateral purported to be covered thereby.

         SECTION 6.2                Bank's Rights Upon an Event of Default. Upon
                                    --------------------------------------
the occurrence and during the continuation of any Event of Default the Agent (i) may, by notice to the Borrower, declare the obligation of the Banks to make Advances and to issues Letters of Credit to be terminated, whereupon the same shall forthwith terminate, (ii) may, by notice to the Borrower, declare the Notes, all accrued interest on the Loans and all other amounts payable under this Agreement, the Notes and any other Loan Instrument to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower, (iii) with respect to outstanding Letters of Credit as to which drafts or demands for payment have not been presented, may, by notice to the Borrower, require the Borrower to provide cash collateral in the face amount of such Letters of Credit in accordance with Section 2.17 hereof and (iv) may
                          ------------
exercise the Banks rights and remedies under the Loan Instruments and such other rights and remedies as may be available to the Banks at law or in equity; provided, however, that in the event
                           --------  -------
of an actual or deemed entry of an order for relief with respect to the Borrower or any of the Guarantors under the Federal Bankruptcy Code, (A) the obligation of the Banks to make Advances and to issue Letters of Credit shall automatically be terminated and (B) the Advances, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE VII

                                    THE AGENT

         SECTION 7.1 Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes Bank One, Colorado, N.A., and Bank One, Colorado, N.A. hereby agrees, to act as the agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of such Bank under the Loan Instruments with such powers as are delegated to the Agent and the Secured Party by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Instruments. The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Instruments or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Agent shall not, by reason of its serving as the Agent, be a trustee or other fiduciary for any Bank.

         SECTION 7.2 Limitation on Agent's Liability. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Instruments, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Instruments or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Instruments, (b) the validity, effectiveness or enforceability of the Loan Instruments or any such certificate or other document, (c) the value or sufficiency of the Collateral or (d) any failure by the Borrower or other parties to the Loan Instruments to perform any of their obligations under the Loan Instruments. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by the Loan Instruments, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Instruments in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         SECTION 7.3 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Agent shall (a) in the case of a Default that constitutes an Event of Default, take any or all of the actions referred to in Section 6.2 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Agent shall have received such directions, in the event of any Default, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

         SECTION 7.4 Rights as a Bank. Each Person acting as the Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Instruments as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and other parties to the Loan Instruments and their Affiliates as if it were not acting as the Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and other parties to the Loan Instruments and their Affiliates for services in connection with the Loan Instruments or otherwise without having to account for the same to the Banks.

         SECTION 7.5 Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrower and other parties to the Loan Instruments under the Loan Instruments), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including the costs and expenses that the Borrower and other parties to the Loan Instruments are obligated to pay under the Loan Instruments) in any way relating to or arising out of the Loan Instruments or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by the Agent.

         SECTION 7.6 Non-Reliance on Agent and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrower, its own evaluation of the Collateral and its own decision to enter into the Loan
Instruments and to take or refrain from taking any action in connection therewith. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or other parties to the Loan Instruments of the Loan Instruments or any other document referred to or provided for therein or to inspect the properties or books of the Borrower or any Subsidiary thereof or the Collateral. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent under the Loan Instruments, the Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of the Borrower or any other party to the Loan Instruments or any Subsidiary thereof, the Loan Instruments or the Collateral that may come into the possession of the Agent or any of its Affiliates.

         SECTION 7.7 Execution and Amendment of Loan Instruments on Behalf of the Banks. Each Bank hereby authorizes the Agent to (a) execute and deliver, in the name of and on behalf of such Bank, (i) the Security Agreements, the Guaranty Agreements, the Deeds of Trust and the Pledge Agreement, (ii) all Uniform Commercial Code financing and continuation statements and other documents the filing or recordation of which are, in the determination of the Agent, necessary or appropriate to create, perfect or maintain the existence or perfected status of the Security Interest and (iii) any other Loan Instrument requiring execution by or on behalf of such Bank, and (b) release Collateral from the Security Interest to the extent that such Collateral has been disposed of in accordance with Section 5.2(g). The Agent shall consent to any amendment of any term, covenant, agreement or condition of the Security Agreements, the Guaranty Agreements, the Deeds of Trust and the

Pledge Agreement, or to any waiver of any right thereunder, if, but only if, the Agent is directed to do so in writing by the Required Banks; provided, however, that (i) the Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties and (ii) the Agent shall not, unless directed to do so in writing by each Bank, (A) consent to any assignment by any Bank of any of its rights or obligations under any such agreement or (B) release any Collateral from the Security Interest, except as specified in clause (b) above.

         SECTION 7.8 Resignation of the Agent. The Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, with the consent of the Borrower which shall not be unreasonably withheld, appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the resigning Agent's giving of notice of resignation, then the resigning Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Agent. Upon the acceptance by any Person of its appointment as a successor Agent, (a) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the resigning Agent and the resigning Agent shall be discharged from its duties and obligations as Agent under the Loan Instruments and (b) the resigning Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent with respect to the Collateral to the successor Agent. After any resigning Agent's resignation as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                  ARTICLE VIII

                                  MISCELLANEOUS


         SECTION 8.1 Amendments; Waivers. Any term, covenant, agreement or condition of the Borrower Loan Instruments may be amended, and any right under the Borrower Loan Instruments may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of an amendment or waiver with respect to the Borrower Loan Instruments referred to in Section 7.7(a), the Agent, (b) in the case of an amendment or waiver with respect to any other Borrower Loan Instrument, the Required Banks and, if the amendment or waiver would affect the rights and duties of the Agent, by the Agent, and(c) in the case of an amendment with respect to any Borrower Loan Instrument, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (i) changes the amount of such Bank's Commitment, (ii) reduces the principal of or the rate of interest on such Bank's Loans or Note, the amount of such Bank's Letter of Credit Participations or any fees payable to such Bank hereunder, (iii) postpones any date fixed for any reduction of the Revolving Loan Commitments or any payment of principal of or interest on such Bank's Loans, Note, Letter of Credit Participations or any fees payable to such Bank hereunder, (iv) except as provided in this Agreement, releases any Collateral from the Security Interest, or (v) amends Section 2.10, this Section 8.1, the definition of "Required Banks" contained in Section 1.1 or any other provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Instruments shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Agent or any Bank under the Borrower Loan Instruments or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Agent or any Bank under the Borrower Loan Instruments or Applicable Law.

         SECTION 8.2 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at:


                                    EFTC Corporation
                                    9351 Grant Street
                                    Horizon Terrace  6th Floor
                                    Denver, Colorado
                                    Attn:  Stuart W. Fuhlendorf
                             Vice President and CFO
                             Telecopy: (303)451-8210
                  with a copy to:

                                    Martha Traudt Collins, Esq.
                                    Holme Roberts & Owen LLP
                                    1700 Lincoln Street, Suite 4100
                                    Denver, Colorado  80203
                                    Telecopy:  (303)866-0200


         and if to the Agent, at its address at:

                                    Bank One, Colorado, N.A.
                                    1125 Seventeenth Street, 3rd Floor
                                    Denver, CO  80202
                                    Attn: David L. Ericson,
                                             Vice President
                                    Telecopy:  (303) 297-4435

                  with a copy to:

                                    Ted R. Sikora II, Esq.
                                    Davis, Graham & Stubbs LLP
                                    370 Seventeenth Street   47th Floor
                                    Denver, CO  80202
                                    Telecopy: (303) 893-1379


or, as to each Party, at such other address as shall be designated by such Party in a written notice to the other Party. All such notices and communications shall, when telecopied, telegraphed, telexed or cabled, be effective when telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, or when personally delivered. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three Business Days after deposit in the U.S. mail. Except that notices to the Banks pursuant to the provisions of Article II shall not be effective until received by the Bank.

         SECTION 8.3 Remedies. The remedies provided in the Loan Instruments are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.4 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Instruments and the other documents to be delivered under the Loan Instruments, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Instruments. The Borrower further agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel, consultants and appraisers fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Instruments and the other documents to be delivered under the Loan Instruments, including, without limitation, reasonable counsel, consultants and appraisers fees and expenses in connection with the enforcement of rights under this Section 8.4, expressly including all such costs and expenses incurred by the Agent and the Banks in connection with or during the pendency of any bankruptcy or insolvency proceedings involving the Borrower or any Guarantor. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Instruments and the other documents to be delivered under the Loan Instruments, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 8.5 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Banks are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Banks to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Instrument, whether or not the Banks shall have made any demand under such Loan Instrument and although such obligations may be unmatured. The Banks agree promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

         SECTION 8.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks. Any assignment of rights or interests herein by the Borrower without such prior written consent of the Bank will be void and ineffective. It is expressly agreed that the Banks may transfer interests herein to other lending institutions by way of assignment or participation agreement as an to the extent permitted by Section 8.13.

         SECTION 8.7 Indemnity. The Borrower agrees to indemnify the Agent and the Banks, and their respective directors, officers, employees and agents for, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Borrower of the proceeds of any extensions of credit hereunder or the past, present or future business activities of the Borrower including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses that are determined pursuant to a final, non-appealable order of a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of the Person to be indemnified).

         SECTION 8.8 Consent to Exclusive Jurisdiction. Any legal action or other proceeding with respect to this Agreement or any other Loan Instrument shall be brought exclusively in the courts of competent jurisdiction of the State of Colorado or of the United States located in the City and County of Denver, and by execution and delivery of this Agreement, each of the Borrower and the Banks consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the Borrower and the Banks irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any other Loan Instrument. The Borrower and the Banks each waive personal service of any summons, complaint or other process which may be made by any other means permitted by Colorado law.

         SECTION 8.9 Waiver of Jury Trial and Certain Damages. Each of the Borrower and the Banks hereby waives, to the extent permitted by applicable law, trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement or any other Loan Instrument or the validity, protection, interpretation, collection or enforcement thereof; and the Borrower hereby waives, to the extent permitted by applicable law, the right to interpret set off or counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of set off, counterclaim or cross-claim except to the extent that the failure so to assert a set off, counterclaim or cross-claim would permanently preclude the prosecution of or recovery upon the same. Notwithstanding anything contained in this Agreement or any other Loan Instrument to the contrary, no claim may be made by the Borrower against the Banks for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated hereunder or under any other Loan Instrument, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages. The Borrower agrees that this Section 8.9 is a specific and material aspect of this Agreement and acknowledges that the Bank would not extend to the Borrower the credit provided for herein if this Section 8.9 were not part of this Agreement.

         SECTION 8.10 Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Colorado, without giving effect to any conflict of law or choice of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

         SECTION 8.11 Inconsistent Provisions. In the event of any inconsistency or conflict between the terms of this Agreement and the terms of any other Loan Instrument, the provisions of this Agreement will be controlling.

         SECTION 8.12 Sharing of Recoveries. Each Bank agrees that, if, for any reason, including as a result of (a) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (b) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to the Borrower and any Guarantor, including a claim deemed secured under
Section 506 of the Bankruptcy Code, or (c) the allocation of payments by the Agent or the Borrower or any Guarantor in a manner contrary to the provisions of
Section 2.10, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase Participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower or any Guarantor from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 8.12 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 2.10, 7.4, 7.5 and 7.7 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

         SECTION 8.13               Assignments and Participations.

                  (a)      Assignments.

                  (i) The Borrower may not assign any of its rights or obligations under the Borrower Loan Instruments without the prior written consent of (A) in the case of the Borrower Loan Instruments referred to in Section 7.7(a), the Agent and (B) in the case of any of the other Borrower Loan Instruments, the Issuing Bank and each Bank, and no assignment of any such obligation shall release such Borrower therefrom unless the Agent, the Issuing Bank and each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which such Borrower is to be released.

                  (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Borrower Loan Instruments to one or more Persons; provided that, except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by the Borrower (unless an Event of Default exists) the Issuing Bank and the Agent, such consents not to be unreasonably withheld, (B) in the case of a partial assignment, the assignment shall involve the assignment of not less than $5,000,000 of the assignor Bank's Commitment and there shall at no time be more than five Banks and the assignment is consented to by the Borrower, such consent not to be unreasonably withheld, (C) a Notice of Assignment in the form of Exhibit I with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower, the Issuing Bank and the Agent, (D) except in the case of an assignment by the Bank that is the Agent, the Agent shall have been paid an assignment fee of $3,500, (E) unless otherwise agreed to by each of the Banks, such assignment is made on or after the earlier of the date that is 90 days following the Effective Date and the date on which the general syndication of the credit facility provided for herein is completed, as specified by the Agent and (F) in the case of an assignment of any Revolving Loan, Revolving Loan Commitment, Term Loan or Letter of Credit Participation to any assignee, the assignment shall include a pro rata portion of all of the Revolving Loans, Revolving Loan Commitments, Term Loan and Letter of Credit Participations of the assignor Bank. Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans and Commitment, shall cease to be a Bank. In the event of any effective assignment by a Bank, the Borrower shall issue new Notes to the assignee Bank (against, other than in the case of a partial assignment, receipt of the existing Note of the assignor Bank). Notwithstanding the foregoing, no Bank may assign any of its rights and obligations under the Borrower Loan Instruments prior to the date on which the general syndication or the credit facility provided for herein is completed, as specified by the Agent, other than in accordance with the agreement of such Banks entered into prior to the Effective Date with respect thereto. Nothing in this Section
                  8.13 shall limit the right of any Bank to assign its interest in the Loans and its Notes to a Federal Reserve Bank as collateral security under Regulation A of the Board of Governors of the Federal Reserve System, but no such assignment shall release such Bank from it obligations hereunder.

                  (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Instruments. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Instruments to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Issuing Bank, the Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. A Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to (i) reduce the principal of or the rate of interest on such Bank's Loans, Note or the amount of such Bank's Letter of Credit Participations or any fees payable to such Bank hereunder, (ii) postpone any date fixed for any reduction of the Revolving Loan Commitments or any payment of principal of or interest on such Bank's Loans, Note or the amount of such Bank's Letter of Credit Participations or any fees payable to such Bank hereunder, (iii) permit any Loan Party to assign any of its obligations under the Loan Instruments to any other Person or (iv) release any Collateral from the Security Interest except as required or contemplated by the Loan Instruments. Each holder of a participation in any rights under the Borrower Loan Instruments, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 2.10, 2.12, 8.1 and 8.7 (subject to any conditions imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 2.10 or 2.12 unless (x) such amounts are payable in respect of Regulatory Changes that are enacted, adopted or issued after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted.

         SECTION 8.14 Survival of Representations and Warranties. All representations and warranties of the Borrower contained in this Agreement or of any of its subsidiaries contained in any other Loan Instrument shall survive delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit.

         SECTION 8.15 Counterparts. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving the Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.



                                EFTC CORPORATION



                                                       By: /s/
                                                          Stuart W. Fuhlendorf
                                                          Vice President and CFO


                                                   BANK ONE, COLORADO, N.A.
                                                          as Agent and as a Bank

                                                       By: /s/
                                                          David L. Ericson
                                                          Vice President